AS FILED WITH SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 24, 2005.


                                                             File Nos. 333-66114
                                                                       811-03859
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 -------------
                                    FORM N-4
                  REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933

                         Pre-Effective Amendment No. ___          [ ]


                         Post-Effective Amendment No. 10          [X]


                                     and/or

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940


                              Amendment No. 11                    [X]



                        (Check Appropriate Box or Boxes)
                                  -------------


                           VARIABLE SEPARATE ACCOUNT
                           (Exact Name of Registrant)

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                             ("AIG SUNAMERICA LIFE")
                               (Name of Depositor)


                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
             (Address of Depositor's Principal Offices) (Zip Code)


        Depositor's Telephone Number, including Area Code: (800) 871-2000


                         AMERICAN HOME ASSURANCE COMPANY
                               (Name of Guarantor)
                                 70 PINE STREET
                               NEW YORK, NY 10270
              (Address of Guarantor's Principal Offices) (Zip Code)
        Guarantor's Telephone Number, including Area Code: (212) 458-5819



                            CHRISTINE A. NIXON, ESQ.
                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                               1 SUNAMERICA CENTER
                       LOS ANGELES, CALIFORNIA 90067-6022
(Name and Address of Agent for Service for Depositor, Registrant and Guarantor)


IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE:

[X] immediately upon filing pursuant to paragraph (b) of Rule 485

[ ] on [INSERT DATE if applicable] pursuant to paragraph (b) of Rule 485

[ ] 60 days after filing pursuant to paragraph (a)(1) of Rule 485

[ ] on [INSERT DATE if applicable] pursuant to paragraph (a)(1) of Rule 485


Title of Securities Being Registered: (i) units of interests in Variable Separate Account of AIG SunAmerica Life Assurance Company under variable annuity contracts and (ii) guarantee related to insurance obligations under the variable annuity contracts.

                           VARIABLE SEPARATE ACCOUNT


                               PART A - PROSPECTUS



Incorporated by reference to Form N-4, Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940, File Nos. 333-66114 and 811-03859, filed on April 29, 2005, Accession No.
0000950129-05-004368 and Post-Effective Amendment No. 9 under the Securities Act of 1933 and Amendment No. 10 under the Investment Company Act of 1940, File Nos. 333-66114 and 811-03859, filed on August 12, 2005, Accession No.
0000950129-05-008183.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
                          SUPPLEMENT TO THE PROSPECTUS
                             DATED AUGUST 12, 2005:
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY

THE DATE OF THE PROSPECTUS AND ALL REFERENCES IN THE PROSPECTUS TO THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ARE HEREBY CHANGED TO OCTOBER 24, 2005.

THE FOLLOWING NEW SUB-SECTION IS ADDED TO THE FEE TABLE SECTION OF THE
PROSPECTUS:

OPTIONAL MARKETLOCK FEE

(calculated as a percentage of the greater of (a) Purchase Payments made in the first two years; or (b) the highest anniversary value in the first 10 years less Purchase Payments made after the first two years, both adjusted for withdrawals during the applicable period)

                                                            Annualized Fee*
                                                            --------------
All Contract Years                                            0.65%

* MarketLock is an optional guaranteed minimum withdrawal benefit. The fee is deducted from your contract value at the end of the first quarter following election and quarterly thereafter.

THE FOLLOWING SECTION REPLACES THE MAXIMUM EXPENSE EXAMPLES SECTION OF THE
PROSPECTUS:

      MAXIMUM EXPENSE EXAMPLES

      (assuming maximum separate account annual expenses of 1.95%, including Estate Rewards (0.15%) and Earnings Advantage (0.25%), and investment in an Underlying Fund with total expenses of 1.68%.)

      (1) If you surrender your contract at the end of the applicable time period and you elect the optional MarketLock (0.65%) feature:

1 YEAR                   3 YEARS                 5 YEARS                  10 YEARS
------                   -------                 -------                  --------
$1,135                   $1,913                  $2,203                    $4,481
======                   ======                  ======                    ======

      (2) If you annuitize your contract at the end of the applicable time period:

1 YEAR                   3 YEARS                 5 YEARS                  10 YEARS
------                   -------                 -------                  --------
 $326                     $995                   $1,688                    $3,531
 ====                     ====                   ======                    ======

      (3) If you do not surrender your contract and you elect the optional MarketLock (0.65%) feature:


1 YEAR                   3 YEARS                 5 YEARS                 10 YEARS
------                   -------                 -------                 --------
 $435                    $1,313                  $2,203                   $4,481
 ====                    ======                  ======                   ======

THE FOLLOWING SECTION IS ADDED TO THE OPTIONAL LIVING BENEFITS SECTION AFTER THE DIVERSIFIED STRATEGIES INCOME REWARDS SUB-SECTION OF THE PROSPECTUS:

MARKETLOCK FEATURE

WHAT IS MARKETLOCK?

MarketLock is an optional living benefit feature designed to help you create a guaranteed income stream. If you elect MarketLock you will be charged an annualized fee on a quarterly basis. You are guaranteed to receive withdrawals over a minimum number of years that in total equal at least Eligible Purchase Payments, as described below, adjusted for withdrawals during that period (the "Benefit"), even if the contract value falls to zero. MarketLock may offer protection in the event your contract value declines due to unfavorable investment performance. MarketLock has rules and restrictions that are discussed more fully below.

HOW AND WHEN CAN I ELECT MARKETLOCK?

You may only elect MarketLock at the time of contract issue. In addition, you may only elect MarketLock if you are age 75 or younger on the contract issue date. MarketLock may be cancelled only as of the 5th, 10th, and remaining subsequent contract anniversaries. Requests to cancel MarketLock will be effective on the next available cancellation date after receipt. Once MarketLock is cancelled, you will no longer be charged for the feature and you may not re-elect the feature.

MarketLock cannot be elected if you elect the Diversified Strategies Income Rewards or Capital Protector features. SEE DIVERSIFIED STRATEGIES INCOME REWARDS ABOVE AND CAPITAL PROTECTOR BELOW. MarketLock may not be available in your state or through the broker-dealer with which your financial representative is affiliated. Please check with your financial representative for availability.

HOW THE BENEFIT IS CALCULATED?

MarketLock provides a guarantee that the highest Anniversary Value during the relevant Maximum Anniversary Value ("MAV") Evaluation Period (defined below) can be withdrawn over the period that the feature is in effect. The table below is a summary of the MarketLock option we are currently offering.

In order to determine the Benefit's value, we calculate each of the components as described below. The Benefit's components and value may vary depending when the first withdrawal is taken and the amount that is withdrawn, see the MARKETLOCK SUMMARY TABLE below. You may begin taking withdrawals under the Benefit as of the contract issue date. Each one-year period beginning on the contract issue date and ending on the day before the contract anniversary date is considered a BENEFIT YEAR.

      MARKETLOCK SUMMARY:

                                                                                              MAXIMUM ANNUAL
                                                                        MINIMUM              WITHDRAWAL AMOUNT
                                                MAXIMUM ANNUAL         WITHDRAWAL              PERCENTAGE IF
                                              WITHDRAWAL AMOUNT*    PERIOD PRIOR TO              EXTENSION
          TIME OF FIRST WITHDRAWAL                PERCENTAGE         ANY EXTENSION              IS ELECTED
-----------------------------------------     ------------------    ---------------          -----------------
Before 5th Benefit Year anniversary                   5%              20 years                        5%

On or after 5th Benefit Year anniversary              7%            14.28 years                       7%

On or after 10th Benefit Year anniversary            10%              10 years                        7%

On or after 20th Benefit Year anniversary            10%              10 years                       10%

* For contract holders subject to annual required minimum distributions, the Maximum Annual Withdrawal Amount will be the greater of: (1) the amount indicated in the table above; or (2) the annual required minimum distribution amount associated with your contract value only. Required minimum distributions may reduce your Minimum Withdrawal Period. Please see the IMPORTANT INFORMATION section below.

HOW ARE THE COMPONENTS FOR MARKETLOCK CALCULATED?

FIRST, we determine the ELIGIBLE PURCHASE PAYMENTS, which include the amount of Purchase Payments received during the first two years after your contract issue date. Any Purchase Payments we receive more than two years after your contract issue date are considered INELIGIBLE PURCHASE PAYMENTS. The calculation of Eligible Purchase Payments does not include any spousal continuation contributions. Eligible Purchase Payments are limited to $1 million without our prior approval.

SECOND, we calculate the ANNIVERSARY VALUE which equals the value of your contract on any contract anniversary minus any Ineligible Purchase Payments.

THIRD, we determine the MAV EVALUATION PERIOD, which begins on your contract issue date and ends on your 10th contract anniversary. On the expiration of the MAV Evaluation Period, you may contact us to extend the MAV Evaluation Period for an additional period as discussed further below. If you do not elect to extend the MAV Evaluation Period, the period will automatically end.

FOURTH, we determine the MAV BENEFIT BASE. Initially, the MAV Benefit Base is at least equal to Eligible Purchase Payments, as adjusted for withdrawals of contract value. Subsequent Eligible Purchase Payments are added to the MAV Benefit Base when they are received.

On each contract anniversary throughout the MAV Evaluation Period, the MAV Benefit Base automatically adjusts upwards if the current Anniversary Value is greater than both the current MAV Benefit Base and any previous year's Anniversary Value. Other than adjustments made for withdrawals, the MAV Benefit Base will only be adjusted upwards, and subsequent lower Anniversary Values through the MAV Evaluation Period will not result in a lower MAV Benefit Base. Any continuation contributions as a result of a spousal continuation, are included in calculating the Anniversary Values used to determine the MAV Benefit Base during the MAV

Evaluation Period.

At the end of the MAV Evaluation Period, as long as MarketLock is still in effect and you are age 85 or younger, you will be given the chance to extend the MAV Evaluation Period for at least one additional evaluation period of 10 years. Any additional MAV Evaluation Periods, if available, will be for a time period that we determine and will be offered at our discretion. We will notify you of the time period available for election prior to the expiration of any MAV Evaluation Period. If you elect to extend the MAV Evaluation Period, the MAV Benefit Base can continue to be adjusted upward as described above on each anniversary during the new MAV Evaluation Period. Also, if you extend the MAV Evaluation Period, you should know that the provisions for the feature, such as the fee, will change to the provisions in effect at the time you elect to extend, which may be different from the provisions when you initially elected the feature.

If you do not contact us to extend the MAV Evaluation Period, the MAV Benefit Base will no longer be adjusted on subsequent contract anniversaries as described above, but will continue at the level in effect at the end of the last MAV Evaluation Period, subject to adjustments for withdrawals as described below. You will continue to pay the fee at the rate that was in effect during the last MAV Evaluation Period and you will not be permitted to extend the MAV Evaluation Period in the future.

FIFTH, we determine the MAXIMUM ANNUAL WITHDRAWAL AMOUNT, which is an amount calculated as a percentage of the MAV Benefit Base at the time of the first withdrawal and represents the maximum amount that may be withdrawn under this feature each contract year. These percentages are shown in the MarketLock Summary table, above. If the MAV Benefit Base is increased to the current Anniversary Value (as described above in the MAV Benefit Base section), the Maximum Annual Withdrawal Amount will be recalculated on that contract anniversary using the applicable Maximum Annual Withdrawal Amount percentage multiplied by the new MAV Benefit Base.

FINALLY, we determine the MINIMUM WITHDRAWAL PERIOD, which is the minimum period over which you may take withdrawals under the feature. The Minimum Withdrawal Period is calculated by dividing the MAV Benefit Base by the Maximum Annual Withdrawal Amount. The Minimum Withdrawal Period is recalculated when the MAV Benefit Base is adjusted to a higher anniversary value, and is summarized in the MarketLock Summary table, above.

FURTHER EFFECTS OF WITHDRAWALS ON THE ABOVE COMPONENTS ARE DESCRIBED BELOW IN THE SECTION ENTITLED "WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?"

WHAT IS THE FEE FOR MARKETLOCK?

The annualized fee for MarketLock is 0.65% of the MAV Benefit Base. Each time you extend the MAV Evaluation Period, if offered and you elect it, the fee will be changed to the extension fee in effect at the time. The fee will be deducted quarterly from your contract value, starting on the first quarter following your contract date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender your contract or annuitize before the end of the quarter.

WHAT ARE THE EFFECTS OF WITHDRAWALS ON MARKETLOCK?

The Maximum Annual Withdrawal Amount, MAV Benefit Base and Minimum Withdrawal Period may change over time as a result of withdrawals of contract value. Total withdrawals in any contract year equal to or less than the Maximum Annual Withdrawal Amount reduce the MAV Benefit Base by the amount of the withdrawal. In addition to these amounts, withdrawals in excess of the Maximum Annual Withdrawal Amount also reduce the MAV Benefit Base by the amount of the excess withdrawal or, if greater, based on the relative size of the withdrawal in relation to the contract value at the time of the withdrawal. This means that if contract value is less than the MAV Benefit Base, withdrawals greater than the Maximum Annual Withdrawal Amount will result in proportionately greater reduction of the benefits under the feature. This may also reduce your Maximum Annual Withdrawal Amount. The impact of withdrawals and the effect on each component of MarketLock are further explained below:

MAV BENEFIT BASE:

      Withdrawals reduce the MAV Benefit Base as follows: (1) If the withdrawal does not cause total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base will be reduced by the amount of the withdrawal; (2) If the withdrawal, or any portion of the withdrawal, causes total withdrawals in the Benefit Year to exceed the Maximum Annual Withdrawal Amount, the MAV Benefit Base is reduced to the lesser of (a) or (b), where:

            a. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, or;

            b. is the MAV Benefit Base immediately prior to the withdrawal minus the amount of the withdrawal, if any, that makes total withdrawals for the Benefit Year equal to the current Maximum Annual Withdrawal Amount, and further reduced by the remainder of the withdrawal in the same proportion that the remaining contract value was reduced by the amount of the withdrawal that exceeds the Maximum Annual Withdrawal Amount.

MAXIMUM ANNUAL WITHDRAWAL AMOUNT: If the sum of withdrawals in a contract year does not exceed the Maximum Annual Withdrawal Amount for that contract year, the Maximum Annual Withdrawal Amount will not change for the next contract year unless your MAV Benefit Base is adjusted upward (as described above). If total withdrawals in a contract year exceed the Maximum Annual Withdrawal Amount, the Maximum Annual Withdrawal Amount will be recalculated on the next contract anniversary. The new Maximum Annual Withdrawal Amount will equal the new MAV Benefit Base after any withdrawals on that contract anniversary, divided by the new Minimum Withdrawal Period on that contract anniversary. The new Maximum Annual Withdrawal Amount may be lower than your previous Maximum Annual Withdrawal Amount.

MINIMUM WITHDRAWAL PERIOD: On each contract anniversary, a new Minimum Withdrawal Period is calculated as shown in the chart below.

CONTRACT VALUE: Any withdrawal reduces the contract value by the amount of the withdrawal.

EFFECT OF WITHDRAWALS OF CONTRACT VALUE ON MINIMUM WITHDRAWAL PERIOD

           AMOUNT WITHDRAWN
          IN A CONTRACT YEAR                                 EFFECT ON MINIMUM WITHDRAWAL PERIOD
---------------------------------------         ------------------------------------------------------------
Amounts up to the Maximum Annual                New Minimum Withdrawal Period = the MAV Benefit Base on the
Withdrawal Amount                               anniversary date after any withdrawals on that anniversary, divided by the current Maximum Annual Withdrawal Amount

Amounts in excess of the Maximum Annual         New Minimum Withdrawal Period = the Minimum Withdrawal Period
Withdrawal Amount                               at the prior contract anniversary minus one year

THE MARKETLOCK EXAMPLES APPENDIX PROVIDES EXAMPLES OF THE EFFECTS OF
WITHDRAWALS.

WHAT HAPPENS IF MY CONTRACT VALUE IS REDUCED TO ZERO?

If the contract value is zero but the MAV Benefit Base is greater than zero, a Benefit remains payable under the feature until the MAV Benefit Base is zero. However, the contract and its features and other benefits will be terminated once the contract value equals zero. Once the contract is terminated, you may not make subsequent Purchase Payments and no death benefit or future annuitization payments are available. Therefore, under adverse market conditions, withdrawals taken under the Benefit may reduce the contract value to zero eliminating any other benefits of the contract.

To receive your remaining Benefit, you may select one of the following options:

      1. Lump sum distribution of the discounted present value as determined by us, of the total remaining guaranteed withdrawals; or

      2. The current Maximum Annual Withdrawal Amount, paid equally on a quarterly, semi-annual or annual frequency as selected by you until the MAV Benefit Base equals zero; or

      3.    Any payment option mutually agreeable between you and us.

If you do not select a payment option, the remaining Benefit will be paid as the current Maximum Annual Withdrawal Amount on a quarterly basis.

WHAT HAPPENS TO MARKETLOCK UPON A SPOUSAL CONTINUATION?

A Continuing Spouse may elect to continue or cancel the feature and its accompanying fee. The components of the feature will not change as a result of a spousal continuation. If the contract owner elected MarketLock and dies during the MAV Evaluation Period and the spouse continues the Benefit, we will continue to re-evaluate the MAV Benefit Base on each contract anniversary during the MAV Evaluation Period, and any continuation contribution is included in anniversary values for these purposes. However, spousal continuation contributions are not considered to be Eligible Purchase Payments. SEE SPOUSAL CONTINUATION BELOW.

CAN MY NON-SPOUSAL BENEFICIARY ELECT TO RECEIVE ANY REMAINING WITHDRAWALS UNDER MARKETLOCK UPON MY DEATH?

If the contract value is greater than zero when the owner dies, a non-spousal Beneficiary must make a death claim under the contract provisions, which terminates MarketLock. If the contract value is zero when the owner dies, meaning that no death benefit is payable, but the MAV Benefit Base is greater than zero, a non-spousal Beneficiary may elect to continue receiving any remaining withdrawals under the feature. The components of the feature will not change. SEE DEATH BENEFITS BELOW.

CAN MARKETLOCK BE CANCELLED?

MarketLock may be cancelled on the 5th contract anniversary, the 10th contract anniversary, or any contract anniversary thereafter. Once MarketLock is cancelled, you will no longer be charged a fee. You may not extend the MAV Evaluation Period upon cancellation. You may not re-elect MarketLock after cancellation.

Additionally, the feature automatically terminates upon the occurrence of one of the following:

      1.    The MAV Benefit Base is equal to zero; or

      2.    Annuitization of the contract; or

      3.    Full surrender of the contract; or

      4.    Death benefit is paid; or

      5. Upon a spousal continuation, the Continuing Spouse elects not to continue the contract with the feature.

We reserve the right to terminate the feature if withdrawals in excess of Maximum Annual Withdrawal Amount in any Benefit Year reduce the MAV Benefit Base, as applicable, by 50% or more.

IMPORTANT INFORMATION ABOUT MARKETLOCK

MarketLock is designed to offer protection of your initial investment in the event of a significant market downturn. MarketLock may not guarantee an income stream based on all Purchase Payments made into your contract. MarketLock does not guarantee amounts equal to the withdrawal of any subsequent Purchase Payments made after the 2nd contract anniversary, following the contract issue date. This feature also does not guarantee lifetime income payments. You may never need to rely on MarketLock if your contract performs within a historically anticipated range. However, past performance is no guarantee of future results.

WITHDRAWALS UNDER THESE FEATURES ARE TREATED LIKE ANY OTHER WITHDRAWAL FOR THE PURPOSE OF REDUCING THE CONTRACT VALUE, FREE WITHDRAWAL AMOUNTS AND ALL OTHER BENEFITS, FEATURES AND CONDITIONS OF YOUR CONTRACT. PLEASE SEE ACCESS TO YOUR MONEY SECTION IN THE PROSPECTUS.

Any withdrawals taken may be subject to a 10% IRS tax penalty if you are under age 59 1/2 at the time of the withdrawal. For information about how the feature is treated for income tax purposes, you should consult a qualified tax advisor concerning your particular circumstances. If you set up RMDs and have elected this feature, your distributions must be automated and will not be recalculated on an annual basis.

We reserve the right to limit the maximum Eligible Purchase Payments to $1 million. We reserve the right to limit the investment options available under the contract if you elect these features for prospectively issued contracts.

WE RESERVE THE RIGHT TO MODIFY, SUSPEND OR TERMINATE THE MARKETLOCK (IN ITS ENTIRETY OR ANY COMPONENT) AT ANY TIME FOR PROSPECTIVELY ISSUED CONTRACTS.

THE FOLLOWING IS ADDED TO THE EXPENSES SECTION OF THE PROSPECTUS:

OPTIONAL MARKETLOCK FEE

The annualized MarketLock fee will be assessed as a percentage of the MAV Benefit Base. The fee will be deducted quarterly from your contract value starting on the first quarter following the contract issue date and ending upon the termination of the feature. If your contract value falls to zero before the feature has been terminated, the fee will no longer be assessed. We will not assess the quarterly fee if you surrender or annuitize before the end of the quarter. The fee is as follows:

                                                                ANNUALIZED FEE
                                                                --------------
All Contract Years                                                    0.65%

THE FOLLOWING IS ADDED TO THE APPENDIX SECTION OF THE PROSPECTUS:

MARKETLOCK EXAMPLES

The following examples demonstrate the operation of the MarketLock feature:

EXAMPLE 1 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the first Contract anniversary. Assume that on your first contract anniversary, your contract value is $105,000.

Your initial Benefit Base is equal to 100% of your Eligible Purchase Payments, or $100,000. On your first contract anniversary, your Benefit Base is equal to the greater of your current Benefit Base ($100,000), or your contract value ($105,000), which is $105,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals following your first contract anniversary is 5% of the Benefit Base (5% x $105,000 = $5,250). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 20 years ($105,000/$5,250). Therefore, as of your first contract anniversary, you may take $105,000 in withdrawals of up to $5,250 annually over a minimum of 20 years.

EXAMPLE 2 FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000, and that you make no additional Purchase Payments and no withdrawals before the fifth contract anniversary. Assume that your contract anniversary values and Benefit Bases are as follows:

ANNIVERSARY      CONTRACT VALUE        BENEFIT BASE
-----------      --------------        ------------
    1st            $   105,000          $  105,000
    2nd            $   115,000          $  115,000
    3rd            $   107,000          $  115,000
    4th            $   110,000          $  115,000
    5th            $   120,000          $  120,000

On your fifth anniversary, your contract value is $120,000, and your Benefit Base is stepped-up to $120,000. Your Maximum Annual Withdrawal Amount if you were to start taking withdrawals after your fifth contract anniversary is 7% of the Benefit Base (7% x $120,000 = $8,400). The Minimum Withdrawal Period is equal to the Benefit Base divided by the Maximum Annual Withdrawal Amount, which is 14.28 years ($120,000/$8,400). Therefore, as of your fifth contract anniversary, you may take $120,000 in withdrawals of up to $8,400 annually over a minimum of 14.28 years.

EXAMPLE 3 - IMPACT OF WITHDRAWALS LESS THAN OR EQUAL TO MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values are as described in EXAMPLE 2 above. During your sixth contract year, after your fifth contract anniversary, you make a withdrawal of $4,500. Because the withdrawal is less than or equal to your Maximum Annual Withdrawal Amount ($8,400), your Benefit Base ($120,000) is reduced by the total dollar amount of the withdrawal ($4,500). Your new Benefit Base equals $115,500. Your Maximum Annual Withdrawal Amount remains $8,400. Your new Minimum Withdrawal Period following the withdrawal is equal to the new Benefit Base divided by your current Maximum Annual Withdrawal Amount, ($115,500/$8,400). Therefore, you may take withdrawals of up to $8,400 over a minimum of 13 years and 9 months.

EXAMPLE 4 - IMPACT OF WITHDRAWALS IN EXCESS OF MAXIMUM ANNUAL WITHDRAWAL AMOUNT FOR MARKETLOCK:

Assume you elect MarketLock and you invest a single Purchase Payment of $100,000 with no additional Purchase Payments and no withdrawals before the fifth contract anniversary, and contract values and Benefit Base values are as described in EXAMPLE 2 above. Also assume that during your sixth Contract Year, after your fifth contract anniversary, your contract value is $118,000 and you make a withdrawal of $11,688. Because the withdrawal is greater than your Maximum Annual Withdrawal Amount ($8,400), this withdrawal includes an excess withdrawal. In this case, the amount of the excess withdrawal is the total amount of the withdrawal less your Maximum Annual Withdrawal Amount ($11,688 - $8,400), or $3,288. First, we process the portion of your withdrawal that is not the excess withdrawal, which is $8,400. Your contract value after this portion of the withdrawal is $109,600 ($118,000 - $8,400). Your Benefit Base after this portion of your withdrawal is $111,600 ($120,000 - $8,400). Next, we recalculate your Benefit Base by taking the lesser of two calculations. For the first calculation, we deduct the amount of the excess withdrawal from the Benefit Base ($111,600 - $3,288 = $108,312). For the second calculation, we determine the proportion by which the contract value was reduced by the excess withdrawal ($3,288/$109,600 = 3%). Finally we reduce $111,600 by that proportion (3%) which equals $108,252. Your Benefit Base is the lesser of these two calculations, or $108,252. The Minimum Withdrawal Period following the withdrawal is equal to the Minimum Withdrawal Period at the end of the prior year (14.28 years) reduced by one year (13.28 years). Your Maximum Annual Withdrawal Amount is your Benefit Base divided by your Minimum Withdrawal Period ($108,252/13.28), which equals $8,151.50.

THE FOLLOWING PARAGRAPHS ARE INSERTED AFTER THE FIRST PARAGRAPH IN THE "APPENDIX F -- MARKET VALUE ADJUSTMENT ("MVA")" SECTION OF THE PROSPECTUS:

Regardless of the outcome of the Market Value Adjustment ("MVA") calculation, application of the MVA to any partial or full withdrawal or transfer from the multi-year Fixed Accounts after May 2, 2005, will not result in a negative adjustment to your contract value. Thus, the MVA will not result in a loss of principal or previously credited interest. You will continue to receive any positive adjustment resulting from application of the MVA.

With respect to the MVA Examples found in the Appendix to this Prospectus, all examples reflecting application of a negative adjustment resulting from the MVA calculation would not be applicable to withdrawal or transfer activity occurring after May 2, 2005.

THE FOLLOWING PARAGRAPHS ARE INSERTED IN THE "OTHER INFORMATION" SECTION FOLLOWING "THE GENERAL ACCOUNT" SUBSECTION OF THE PROSPECTUS UNDER A NEW SUBSECTION HEADING "GUARANTEE OF INSURANCE OBLIGATIONS":

Insurance obligations under contracts issued by the Company are guaranteed by American Home Assurance Company ("American Home"), an affiliate of the Company. Insurance obligations include, without limitation, contract value invested in any available Fixed Accounts, death benefits, living benefits and income options. This guarantee does not guarantee contract value or the investment performance of the Variable Portfolios available under the contracts. The guarantee provides that the Company's contract owners can enforce the guarantee directly.


The Company expects that the American Home guarantee will be terminated within the next year. However, the insurance obligations on contracts issued prior to termination of the American Home guarantee would continue to be covered, including obligations arising from Purchase Payments received after termination, until satisfied in full.

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.


THE PARAGRAPH BELOW SHOULD BE INSERTED AS THE LAST PARAGRAPH OF THE "FINANCIAL STATEMENTS" SUBSECTION IN THE "OTHER INFORMATION" SECTION OF THE PROSPECTUS:

The financial statements of the Company, the Separate Account and American Home can be found in the Statement of Additional Information ("SAI"). You may obtain a free copy of this SAI if you contact our Annuity Service Center at 800-445-SUN2.

Dated: October 24, 2005

                Please keep this Supplement with your Prospectus.

                  PART B - STATEMENT OF ADDITIONAL INFORMATION


Incorporated by reference to Form N-4, Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940, File Nos. 333-66114 and 811-03859, filed on April 29, 2005, Accession No.
0000950129-05-004368 and Post-Effective Amendment No. 9 under the Securities Act of 1933 and Amendment No. 10 under the Investment Company Act of 1940, File Nos. 333-66114 and 811-03859, filed on August 12, 2005, Accession No.
0000950129-05-008183.

                      AIG SUNAMERICA LIFE ASSURANCE COMPANY
  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 12, 2005:

                            VARIABLE SEPARATE ACCOUNT
                      AMERICAN PATHWAY II VARIABLE ANNUITY
                            POLARIS VARIABLE ANNUITY
                           POLARIS II VARIABLE ANNUITY
                         POLARISAMERICA VARIABLE ANNUITY
                       POLARIS CHOICE II VARIABLE ANNUITY
                       POLARIS PROTECTOR VARIABLE ANNUITY
                        POLARIS ADVISOR VARIABLE ANNUITY
                   WM DIVERSIFIED STRATEGIES VARIABLE ANNUITY
                 WM DIVERSIFIED STRATEGIES III VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT ONE
                            ICAP II VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT TWO
                    VISTA CAPITAL ADVANTAGE VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT FOUR
                         ANCHOR ADVISOR VARIABLE ANNUITY

                          VARIABLE ANNUITY ACCOUNT NINE
                   ALLIANCEBERNSTEIN OVATION VARIABLE ANNUITY
               ALLIANCEBERNSTEIN OVATION ADVISOR VARIABLE ANNUITY
              ALLIANCEBERNSTEIN OVATION ADVANTAGE VARIABLE ANNUITY
                 ALLIANCEBERNSTEIN OVATION PLUS VARIABLE ANNUITY

  SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED AUGUST 29, 2005:

                          VARIABLE ANNUITY ACCOUNT FIVE
                       SEASONS ADVISOR II VARIABLE ANNUITY
                      SEASONS TRIPLE ELITE VARIABLE ANNUITY
                            SEASONS VARIABLE ANNUITY
                       SEASONS SELECT II VARIABLE ANNUITY

                         VARIABLE ANNUITY ACCOUNT SEVEN
                          POLARIS PLUS VARIABLE ANNUITY
                       POLARIS II A-CLASS VARIABLE ANNUITY
                    POLARIS II ASSET MANAGER VARIABLE ANNUITY

SUPPLEMENT TO THE STATEMENTS OF ADDITIONAL INFORMATION DATED SEPTEMBER 20, 2005:

                            VARIABLE SEPARATE ACCOUNT
                      POLARIS PLATINUM II VARIABLE ANNUITY

THE DATE OF THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS HEREBY CHANGED TO OCTOBER 24, 2005.

ADD A NEW SUBSECTION FOLLOWING THE SEPARATE ACCOUNT SECTION, AS FOLLOWS:

AMERICAN HOME ASSURANCE COMPANY

American Home is a stock property-casualty insurance company incorporated under the laws of the State of New York on February 7, 1899. American Home's principal executive office is located at 70 Pine Street, New York, New York 10270. American Home is licensed in all 50 states of the United States and the District of Columbia, as well as certain foreign jurisdictions, and engages in a broad range of insurance and reinsurance activities. American Home is a wholly owned subsidiary of American International Group, Inc.


ADD A NEW SUBSECTION TO THE "FINANCIAL STATEMENTS" SECTION, AS FOLLOWS:

AMERICAN HOME FINANCIAL STATEMENTS

      The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended appear elsewhere herein, in reliance on the report (which contains an explanatory paragraph relating to American Home Assurance Company's adjustment to unassigned surplus at January 1, 2004) of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in accounting and auditing.

      You should only consider the financial statements of American Home that we include in this SAI as bearing on the ability of American Home, as guarantor, to meet its obligations under the guarantee.

   Please keep this supplement with your Statement of Additional Information.

Dated: October 24, 2005

                         AMERICAN HOME ASSURANCE COMPANY

                            NAIC Company Code: 19380

                              Financial Statements

                                (Statutory Basis)

                                December 31, 2004

                         Report of Independent Auditors

To the Board of Directors and Shareholders of American Home Assurance Company;

We have audited the accompanying statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company (the "Company") as of December 31, 2004, and the related statutory statement of income and changes in capital and surplus, and of cash flow for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

As described in Notes 1 and 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of New York, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

In our opinion, because of the effects of the matter discussed in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2004, or the results of its operations or its cash flow for the year then ended.

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and surplus of the Company as of December 31, 2004, and the results of its operations and its cash flow for the year then ended, on the basis of accounting described in Notes 1 and 2 to the financial statements.

As discussed in Note 2 to the accompanying financial statements, as a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and a number of transactions. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to include a single 2004 year presentation of its financial statements and to reflect the impact to its 2003 and prior year unassigned surplus as an adjustment to unassigned surplus at January 1, 2004.

PRICEWATERHOUSECOOPERS LLP

PricewaterhouseCoopers LLP
New York, NY
October 17, 2005

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                               2004
                                                                                        -----------------
                               Admitted Assets
                               ---------------

Bonds, principally at amortized cost (NAIC market value: 2004 - $8,209,550,613)         $   7,994,583,920
Stocks:
  Non-redeemable preferred stocks, at NAIC market value (cost: 2004 - $463,190,085)           457,593,670
  Common stocks, at NAIC market value (cost: 2004 - $1,374,733,826)                         2,923,431,228
Short-term investments, at amortized cost (approximates NAIC market value)                     70,457,937
Other invested assets, primarily at equity (cost: 2004 - $1,755,421,344)                    1,822,436,352
Cash                                                                                           18,536,724
Receivable for securities                                                                      99,398,952
Aggregate write-ins for invested assets                                                            55,962
                                                                                        -----------------
  Total cash and invested assets                                                           13,386,494,745
Agents' balances or uncollected premiums:
  Premiums in course of collection                                                            614,119,837
  Premiums and installments booked but deferred and not yet due                               693,540,979
  Accrued retrospective premiums                                                                7,717,284
Funds held by or deposited with reinsurers                                                    161,437,334
Amounts receivable under high deductible policies                                             367,173,605
Reinsurance recoverable on loss payments                                                      245,991,798
Current federal and foreign income tax recoverable from parent                                575,690,315
Net deferred tax assets                                                                       322,784,777
Electronic data processing equipment, less accumulated depreciation                            90,769,778
Interest and dividends due and accrued                                                        153,753,788
Receivable from parent, subsidiaries, and affiliates                                          430,317,791
Equities in underwriting pools and associations                                               498,433,360
Deposit accounting assets                                                                   1,638,716,479
Deposit accounting assets - funds held                                                        424,685,160
Other assets                                                                                  371,905,317
                                                                                        -----------------
  Total admitted assets                                                                 $  19,983,532,347
                                                                                        =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
         Statement of Admitted Assets, Liabilities, Capital and Surplus
                                (Statutory Basis)
                               As of December 31,

                                                                                          2004
                                                                                   ------------------
                                 Liabilities
                                 -----------

Unpaid losses                                                                      $    8,252,100,497
Reinsurance payable on paid loss and loss adjustment expenses                             259,374,904
Unpaid loss adjustment expenses                                                         1,105,698,242
Commissions payable, contingent commissions and other similar charges                      16,225,705
Other expenses (excluding taxes, licenses and fees)                                         5,172,252
Taxes, licenses and fees (excluding federal and foreign income taxes)                     118,934,443
Ceded reinsurance premiums payable, net of ceding commissions                              74,707,897
Unearned premiums                                                                       4,136,808,013
Funds held under reinsurance treaties                                                     261,468,677
Amounts withheld or retained by company for account of others                              41,058,124
Provision for reinsurance                                                                 376,737,564
Payable to parent, subsidiaries, and affiliates                                           346,918,710
Dividends declared and unpaid                                                              16,724,656
Policyholder funds on deposit                                                              20,861,810
Loss clearing                                                                               8,664,540
Retroactive reinsurance reserve - assumed                                                  10,676,730
Retroactive reinsurance reserve - ceded                                                   (81,535,596)
Liability for pension and severance pay                                                     4,882,444
Deposit accounting liability - funds held                                               1,089,396,213
Deposit accounting liabilities                                                            465,475,220
Other liabilities                                                                         113,841,675
                                                                                   ------------------
  Total liabilities                                                                    16,644,192,720
                                                                                   ------------------

                          Capital and Surplus
                          -------------------

Special surplus funds from retroactive reinsurance                                         81,577,842
Common capital stock, $15.00 par value 1,758,158 shares
  authorized, 1,695,054 shares issued and outstanding                                      25,425,810
Capital in excess of par value                                                            702,745,971
Unassigned surplus                                                                      2,529,590,004
                                                                                   ------------------
  Total capital and surplus                                                             3,339,339,627
                                                                                   ------------------
  Total liabilities, capital and surplus                                           $   19,983,532,347
                                                                                   ==================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
             Statement of Operations and Capital and Surplus Account
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                                           2004
                                                                                     -----------------
Underwriting income:
Premiums earned                                                                      $   6,522,744,479
                                                                                     -----------------
Deductions:
  Losses incurred                                                                        4,766,132,507
  Loss adjustment expenses incurred                                                        730,780,156
  Other underwriting expenses incurred                                                   1,424,929,073
                                                                                     -----------------
Total underwriting deductions                                                            6,921,841,736
                                                                                     -----------------
Net underwriting loss                                                                     (399,097,257)
                                                                                     -----------------
Investment income:
  Net investment income earned                                                             419,417,808
  Net realized capital gains                                                                38,868,927
                                                                                     -----------------
Net investment gain                                                                        458,286,735
                                                                                     -----------------
Net loss from agents' or premium balances charged off                                      (42,782,977)
Other gain                                                                                  37,854,653
                                                                                     -----------------
Income before dividends to policyholders and federal and foreign income taxes               54,261,154
Dividends to policyholders                                                                    (532,291)
                                                                                     -----------------
Income after dividends to policyholders but before federal and foreign income taxes         53,728,863
Federal and foreign income tax provision                                                    99,915,418
                                                                                     -----------------
Net loss                                                                             $     (46,186,555)
                                                                                     =================
                  Capital and Surplus Account

Total capital and surplus, as of  December 31, previous year                         $   3,621,899,313
  Adjustment to beginning surplus                                                         (588,401,404)
                                                                                     -----------------
Total capital and surplus, as of January 1, 2004                                         3,033,497,909
Gains and (losses) in surplus:
  Net (loss) income                                                                        (46,186,555)
  Change in net unrealized capital gains                                                   360,939,835
  Change in net deferred income taxes                                                      363,072,435
  Change in non-admitted assets                                                           (345,908,075)
  Change in provision for reinsurance                                                       (7,794,510)
  Cash dividends to stockholder                                                            (63,464,000)
  Paid in surplus                                                                          157,947,881
  Other surplus adjustments                                                               (149,131,610)
  Unrealized foreign exchange adjustment                                                    36,366,317
                                                                                     -----------------
Change in surplus as regards policyholders for the year                                    305,841,718
                                                                                     -----------------
Total capital and surplus, December 31, current year                                 $   3,339,339,627
                                                                                     =================

                        See Notes to Financial Statements

                         AMERICAN HOME ASSURANCE COMPANY
                             Statement of Cash Flow
                                (Statutory Basis)
                         For the Year Ended December 31,

                                                                               2004
                                                                         ------------------
Premiums collected net of reinsurance                                    $    7,036,063,766
Net investment income                                                           436,056,847
Miscellaneous income                                                             (4,928,324)
                                                                         ------------------
Total                                                                         7,467,192,289
Benefit and loss related payments                                                13,776,767
Commissions, expenses paid and aggregate write-ins for deductions             1,930,945,277
Dividends paid to policyholders                                                     600,677
Federal and foreign income taxes paid                                           618,202,167
                                                                         ------------------
Total                                                                         2,563,524,888
                                                                         ------------------
Net cash from operations                                                      4,903,667,401
                                                                         ------------------
Proceeds from investments sold, matured or repaid:
  Bonds                                                                       3,286,111,245
  Stocks                                                                      2,427,403,810
  Other invested assets                                                       3,872,120,851
  Net losses on cash short-term investments                                          (2,974)
  Miscellaneous proceeds                                                         77,009,289
                                                                         ------------------
Total investment proceeds                                                     9,662,642,221
                                                                         ------------------
Cost of investments acquired (long-term only):
  Bonds                                                                       5,267,294,849
  Stocks                                                                      2,513,099,560
  Other invested assets                                                       4,354,699,859
  Miscellaneous applications                                                    107,456,829
                                                                         ------------------
Total investments acquired                                                   12,242,551,097
                                                                         ------------------
Net cash used for investments                                                (2,579,908,876)
                                                                         ------------------
Cash provided (applied):
  Capital and paid in surplus, less treasury stock                              157,947,881
    Net deposits on deposit type contracts                                     (641,967,545)
  Dividends to stockholders                                                     (63,464,000)
  Other cash applied                                                         (1,798,699,473)
                                                                         ------------------
Net cash used in financing and miscellaneous sources                         (2,346,183,137)
                                                                         ------------------
Net change in cash and short-term investments                                   (22,424,612)

                           RECONCILIATION

Cash and short-term investments:

  Beginning of year                                                             111,419,273
                                                                         ------------------
  End of year                                                            $       88,994,661
                                                                         ==================

                        See Notes to Financial Statements

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

1.   Summary of Significant Statutory Basis Accounting Policies

     (A) Organization

     American Home Assurance Company (the "Company" or "AHAC") is a direct wholly owned subsidiary of American International Group, Inc. (the "Parent" or "AIG"). The Company writes substantially all lines of property and casualty insurance with an emphasis on U.S. commercial business. The Company accepts business primarily from insurance brokers, enabling selection of specialized markets and retention of underwriting control. The Company has significant transactions with the Parent and affiliates (see
     Note 4).

     (B) Accounting Practices

     The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of New York.

     The Insurance Department of the State of New York recognizes only statutory accounting practices prescribed or permitted by the State of New York for determining and reporting the financial condition and results of operations of an insurance company and, for the purpose of determining its solvency under the New York Insurance Law. The National Association of Insurance Commissioners Accounting Practices and Procedures ("NAIC SAP") has been adopted as a component of prescribed or permitted practices by the State of New York. The Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices.

     The Insurance Department of the State of New York has adopted the following accounting practices that differ from those found in NAIC SAP; specifically the prescribed practices of 1) Discounted workers compensation reserves on a non-tabular basis. In NAIC SAP, discounting of reserves is not permitted on a non- tabular basis. 2)Under NAIC SAP, Electronic Data Processing (EDP) assets are admitted; only applicable software is non-admitted. 3) New York regulation 20 reinsurance credits for calculating the provision for unauthorized reinsurance. In NAIC SAP, New York regulation 20 credits are not permitted. 4) Goodwill admissibility rules differ from that of NAIC SAP.

     A reconciliation of the Company's net income and capital and surplus between NAIC SAP and practices prescribed by the State of New York is shown below:

                                                              2004
                                                        ---------------
     Net Income (Loss), New York
      Insurance Department basis                        $   (46,186,555)

     State Practices - (Deduction) Income:
       Non-Tabular Discounting                              (44,159,900)
                                                        ---------------
     Net Income (Loss), NAIC SAP                        $   (90,346,455)
                                                        ---------------

     Statutory Surplus, New York Insurance
      Department basis                                  $ 3,339,339,627

     State Practices - Credit (Charge):
        Non-Tabular Discounting                            (181,173,624)
        Reinsurance Credits                                (191,577,609)
        Electronic data processing equipment and
         software                                           (90,731,378)
                                                        ---------------
     Statutory Surplus, NAIC SAP                        $ 2,875,857,016
                                                        ---------------

     NAIC SAP is a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America ("GAAP"). NAIC SAP varies in certain respects from GAAP. Under GAAP: (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are deferred and amortized over the periods covered by the underlying policies or reinsurance agreements; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are restored to surplus; (3) the equity in earnings of affiliates with ownership between 20% and 50% is included in net income, and investments in subsidiaries with greater than 50% ownership are consolidated; (4) estimated undeclared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented gross of ceded reinsurance by establishing a reinsurance asset; (6) debt and equity securities deemed to be available for sale and trading securities are reported at fair value, and the difference between cost and fair value of securities available for sale is reflected net of related deferred income tax, as a separate component of accumulated other comprehensive income in shareholder's equity, for trading securities, the difference between cost and fair value is included in income, while securities held to maturity are valued at amortized cost; (7) corrections of accounting errors are reported as an adjustment to the prior period financial statement; (8) contracts are recorded as retroactive and retain insurance accounting treatment if they pass the risk transfer test. If risk

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     transfer is not met, no insurance accounting treatment is permitted. All income is then recognized based upon either the interest or recovery method and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been recognized in the Company's financial statements. The provision for deferred income taxes is reported in the income statement. Under NAIC SAP:
     (1) costs incidental to acquiring business related to premiums written and costs allowed by assuming reinsurers related to premiums ceded are immediately expensed; (2) statutory basis reserves, such as non-admitted assets and unauthorized reinsurance are charged directly to surplus; (3) the equity in earnings of affiliates are included in unrealized appreciation/(depreciation) of investments and subsidiaries (which are not consolidated) are reported directly in surplus with dividends reported as income; (4) declared dividends to policyholders are accrued; (5) the reserve for losses and loss expenses and reserve for unearned premiums are presented net of ceded reinsurance; (6) NAIC investment grade debt securities are reported at amortized cost, while non-NAIC investment grade debt securities (NAIC rated 3-6) are reported at lower of cost or market;
     (7) premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with insurance requirements; (8) regardless of risk transfer, an insurance contract deemed to be retroactive receives special accounting treatment. Gains or losses are recognized in the income statement and surplus is segregated on the ceding entity to the extent of gains recognized; and (9) deferred federal income taxes are provided for temporary differences for the expected future tax consequences of events that have been charged directly to surplus and have no impact on statutory earnings. The admissibility of deferred tax assets is limited by statutory guidance.

     The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

     Significant statutory accounting practices are as follows:

          A. The preparation of financial statements in conformity with accounting practices prescribed or permitted by the State of New York requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. On an ongoing basis, the Company evaluates all of its estimates and assumptions. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from management's estimates.

          B. Investments are carried at values designated by the NAIC. Bonds are carried at amortized cost using the scientific method, except non NAIC investment grade bonds, which are carried at NAIC-designated values. Mortgage-backed securities are carried at amortized cost and generally are more likely to be prepaid than other fixed maturities. The NAIC market value of Mortgage-backed securities approximated $178,991,000 at December 31, 2004. Unaffiliated common and preferred stocks are carried principally at market value; certain preferred stocks subject to a 100% mandatory sinking fund are carried at amortized cost. Investments in affiliates (including subsidiaries) are included in common stocks based on the net worth of the entity, determined in accordance with NAIC SAP. The Company considers all highly liquid debt securities with maturities of twelve months or less to be short-term investments. Short-term investments are carried at amortized cost which approximates NAIC market value. Other invested assets consist primarily of shares of an intermediate bond mutual fund and investments in partnerships. The intermediate bond mutual fund is carried principally at NAIC market value and the unrealized gain or loss reported as unassigned surplus. The joint ventures and partnerships are carried principally based on equity method. Dividends are recorded in "Net investment income earned". Investment income is recorded as earned. Realized gains or losses on the disposition of investments are determined on the basis of specific identification. Unrealized gains and losses on all stocks, bonds carried at NAIC designated values, joint ventures, partnerships and foreign currency translation are credited or charged to unassigned surplus.

          C. Premiums written are primarily earned on a pro-rata basis over the terms of the policies to which they relate. Accordingly, unearned premiums represent the portion of premiums written which is applicable to the unexpired terms of policies in force. Premium estimates for retrospectively rated policies are recognized within the periods in which the related losses are incurred. Ceded premiums are amortized into income over the contract period in proportion to the protection received.

          D. Certain assets, principally furniture, equipment, and leasehold improvements and certain overdue agents' balances, are designated "non-admitted assets" and are directly charged to unassigned surplus. EDP is depreciated over five years on the straight line method. Leasehold improvements are amortized over the shorter of the remaining terms of the leases or estimated useful lives. The Company had depreciation expense of $17,059,883 for the year ended 2004.

          E. The liabilities for unpaid losses and loss adjustment expenses, including incurred but not reported losses, are determined on the basis of claims adjustors' evaluations and other estimates, including historical loss experience. The methods of making such estimates and for establishing the resulting reserves are continually reviewed and updated, and any resulting adjustments are recorded in the current period. Accordingly, losses and loss adjustment expenses are charged to income as incurred. Amounts recoverable from reinsurers are estimated in a manner consistent with the claim liability associated with the reinsured policy. The Company discounts its loss and loss adjustment expense reserves on workers compensation claims. The tabular and non-tabular discounted case reserves amounted to $143,687,856 and $181,173,624, respectively, at December 31, 2004. Tabular case reserves have been discounted using the 1979-81 Decennial Mortality Table at 3.5%. Non-tabular case reserves have been discounted using the discount factors promulgated by the New York Insurance Department. At December 31, 2004, liabilities include $2,211,905,306 of such discounted reserves.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          F. Certain required statutory basis reserves, principally the provision for reinsurance, are charged to surplus and reflected as a liability of the Company. In accordance with NAIC Statement of Statutory Accounting Principles (SSAP) No. 62 Property and Casualty Reinsurance, ceded expenses, net of acquisition costs, are earned over the policy period.

          G. Commissions, premium taxes, and certain other underwriting expenses related to premiums written are charged to income at the time the premiums are written and are included in "Other underwriting expenses incurred."

          H.   Dividends to policyholders are charged to income as declared.

          I. Assets and liabilities denominated in foreign currencies are translated at the rate of exchange in effect at the close of the reporting period. Unrealized gains and losses from translating balances in foreign currencies are recorded as adjustments to surplus. Gains and losses resulting from foreign currency transactions are included in income.

          J. Options are carried at market value. Put options owned are included in "Other invested assets" on the statement of admitted assets, liabilities and surplus. Call options written are included in "Other liabilities". Any change in unrealized gains or losses on options owned or written are credited or charged to unassigned surplus. Realized gains or losses on the disposition of options are determined on the basis of specific identification are included in income. Derivatives are not used for hedge accounting treatment.

          K. Common capital stock and capital in excess of par value represents amounts received by the Company in exchange for shares issued. The Common capital stock represents the value received by the Company of shares issued multiplied by par value per share. Capital in excess of par value represents the value received by the Company of shares issued in excess of the par value per share.

          L. Premium contracts, regardless of risk transfer, are reported as insurance as long as policies are issued in accordance with NAIC Statutory Statement of Accounting Practice.

          M. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company records a liability for commissions recorded in excess of acquisition costs. The liability is earned as income over the life of the contract.

          N. In accordance with SSAP No. 62 Property and Casualty Reinsurance, the Company reviews its ultimate losses in respect to its premium reserves. A liability is established if the premium reserves are not sufficient to cover the ultimate loss projections and associated acquisition expenses.

          O. In accordance with SSAP No. 56 Retrospectively Rated Contracts, the Company estimates accrued retrospectively rated premium adjustments by using the application of historical ratios of retrospective rated premium development. The Company records accrued retrospectively rated premiums as an adjustment to earned premiums. As of December 31, 2004, accrued premiums related to the Company's retrospectively rated contracts amounted to $7,717,284.

2.   Accounting Adjustments

     As a result of regulatory inquiries into certain transactions, AIG conducted an internal review of information and certain transactions from January 2000 to May 2005. As part of the internal review, the Company reviewed the statutory accounting treatment for matters identified during the internal review and concluded that certain transactions required adjustment. An agreement was reached with the Company's domiciliary state to re-file its 2004 annual statement using the methodology described under Statements of Statutory Accounting Principles (SSAP) 3, "Accounting Changes and Correction of Errors". The agreement included a single 2004 year presentation of its audited statutory financial statements. In applying this methodology, the Company has reflected the impact to its 2003 and prior unassigned surplus as an adjustment to unassigned surplus as of January 1, 2004.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The major components affecting the beginning surplus at January 1, 2004 are as follows:

     (In thousands)                                         Amount
     ----------------------------------------------------------------
     Total capital and surplus, as of December 31,
      previous year                                      $  3,621,899

     Adjustments to beginning surplus:
       1. Union Excess                                       (370,620)
       2. Richmond                                            (44,206)
       3. Coventry                                            (15,932)
       4. Muni-Covered Call                                    (3,381)
       5. Loss Reserves                                       (74,580)
       6. DBG Analysis                                        (53,316)
       7. Other Adjustments                                    (9,478)
          Risk Transfer (Other than Union Excess and
           Richmond)                                          (16,588)
                                                         ------------
            Total adjustments to beginning surplus           (588,401)
                                                         ------------
     Total capital and surplus, as of January 1, 2004    $  3,033,498
                                                         ============

     The above reconciliation of opening capital and surplus at January 1, 2004 is presented net of income taxes. The Company has evaluated any deferred income tax assets arising from these adjustments for admissibility in accordance with Statutory Accounting Principles.

     Explanation of Accounting Adjustments

     1. Union Excess- reinsurance ceded to Union Excess Reinsurance Company, Ltd. (Union Excess), a Barbados-domiciled reinsurer, did not result in sufficient risk transfer because of AIG's control over certain transactions undertaken directly or indirectly with Union Excess, including the timing and nature of certain commutations. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance."

     2. Richmond- reinsurance ceded to subsidiaries of Richmond Insurance Company, Ltd.(Richmond), a Bermuda-based reinsurance holding company, did not result in sufficient risk transfer because of AIG's ability to exert control over that entity. Such determination was based, in part, on arrangements and documents, including "put agreements", requiring an AIG subsidiary to purchase Richmond's outstanding shares. These transactions have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance".

     3. Coventry- life settlements are designed to assist life insurance policyholders to monetize the existing value of life insurance policies. The Company recorded its proportionate share of the net death benefits from the purchased contracts, net of reinsurance to a third party reinsurer, as premium. Costs incurred to acquire the contracts and keep them in force were recorded as paid losses, net of reinsurance. The Company has determined, in light of new information not available to management of the Company at the time the initial accounting determination was made, that the accounting for these transactions as insurance and reinsurance is a misapplication of statutory accounting. This adjustment results in AIG's entire investment in life settlements being accounted for as a collateral loan in accordance with SSAP 21 "Other Admitted Assets". The admitted value of the loans is an amount not in excess of the cost (including capitalized interest) of acquiring the life settlements and maintaining them in force for so long as the fair value of the underlying life settlements collateralizing such loans is at least equal to the outstanding amount of such loans. The Company has committed to use its best efforts to effect a transfer of all life settlement loans on its books to another company prior to December 31, 2005.

     4. Muni-Covered Calls- The Company entered into a series of transactions with third parties whereby the company sold in-the-money calls, principally on municipal bonds in its investment portfolio, that had unrealized gains associated with them. Upon exercise of a call, the related bonds were delivered to the purchaser of the call and subsequently reacquired by the Company pursuant to contingent forward agreements which permitted the Company to repurchase the bonds at prevailing market value. The company did not cede control over the

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

          bonds and therefore the transactions should not have been accounted for as sales and subsequent purchases. The adjustments reduced previously reported net investment income and correspondingly decreased amortized cost of the investment.

     5. Loss Reserves- Estimation of ultimate net losses and loss expenses is a complex process requiring the use of assumptions which may be highly uncertain at the time of estimation. The Company has determined that Incurred But Not Reported Reserves (IBNR) were adjusted on a regular basis without appropriate support for the adjustment. The Company does not believe that any changes made materially affected the balance of the Company's loss reserves because, in each instance, IBNR as adjusted was within appropriate tolerance of the applicable actuarial point estimate. The Company has determined that the unsupported changes in reserves independently from the actuarial process constituted errors which have been adjusted accordingly.

     6. Domestic Brokerage Group "DBG" Analysis- The Company has determined that allowances related to certain premium receivable, reinsurance recoverable and other assets were not sufficient. The adjustment has established additional allowances for these items.

     7. Other Adjustments- The Company has summarized other miscellaneous adjustments, which individually did not have a significant impact on the adjustment of its statutory financial statements.

     In addition to the above, the following accounting treatment has also been agreed with the Company's domiciliary state:

     Risk Transfer (Other than Union Excess and Richmond)- All assumed and ceded reinsurance transactions without sufficient risk transfer have been adjusted to deposit accounting in accordance with SSAP 62 "Property and Casualty Reinsurance" and SSAP 75 "Reinsurance Deposit Accounting-An Amendment to SSAP 62, Property and Casualty Reinsurance". Direct insurance transactions identified as part of the internal review for which there was insufficient risk transfer, other than those where a policy was issued (i) in respect of the insured's requirement for evidence of coverage pursuant to applicable statutes (insurance statutes or otherwise), contractual terms or normal business practices, (ii) in respect of an excess insurer's requirement for an underlying primary insurance policy in lieu of self insurance, or (iii) in compliance with filed forms, rates and/or rating plans, adjusted to deposit accounting.

     Nine Month Rule- The Company analyzed the current status of all reinsurance treaties entered into on or after January 1, 1994 for which ceded reserves as of December 31, 2004 (including IBNR) exceeded $100,000 for compliance with the nine month rule as described in SSAP 62. Any such treaties for which the documentation required by SSAP No. 62 did not exist were reclassified as retroactive, with appropriate adjustments to underwriting accounts and unassigned surplus. Treaties entered into prior to January 1, 2005 for which such documentation is contained in the Company's files retained prospective treatment, irrespective of whether such documentation was executed within nine months of the treaty's effective date in accordance with agreements reached with the Domiciliary Insurance Department.

     Foreign Property Casualty Business: The Company will continue to follow the current presentation practices relating to its foreign branches and participation in the business of the American International Underwriters Overseas Association (AIUOA). Refer to Note 4 for a description of AIUOA pooling arrangement and related financial statement presentation.

3.   Federal Income Taxes

     The Company files a consolidated U.S. federal income tax return with the Parent pursuant to a consolidated tax sharing agreement. The agreement provides that the Parent will not charge the Company a greater portion of the consolidated tax liability than would have been paid by the Company if it had filed a separate federal income tax return. In addition, the agreement provides that the Company will be reimbursed by the Parent for tax benefits relating to any net losses of the Company utilized in filing the consolidated return as well as any alternative minimum tax credits generated by the company. The federal income tax recoverable and payable in the accompanying statement of admitted assets, liabilities, capital and surplus are due to/from the Parent. The U.S. federal income tax rate applicable to ordinary income is 35% at December 31, 2004 and 2003.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The components of the net deferred tax asset are as follows:

     Gross deferred tax assets                           $ 946,890,209
     Gross deferred tax liabilities                        128,671,189
     Non-admitted deferred tax assets in accordance
      with SSAP No.10, income taxes                        495,434,243
                                                         -------------
     Net deferred tax assets admitted                      322,784,777
                                                         -------------
     Change in deferred tax assets non-admitted          $ 225,561,704
                                                         -------------

     The components of the current income tax incurred are as follows:

     Tax benefit on net underwriting and net
      investment income                                  $  61,549,403
     Federal income tax adjustment - prior year             24,761,891
     Tax on net realized gains                              13,604,124
                                                         -------------
     Current income taxes incurred                       $  99,915,418
                                                         -------------

     Prior years' federal income tax adjustment of $24,761,891 is accounted for by increasing federal and foreign income tax expense in the 2004 statement of income.

     The main components of the deferred tax amounts as of December 31, 2004 are as follows:

     Deferred Tax Assets
     -------------------

     Loss reserve discount                              $  402,853,219
     Non-admitted assets                                   186,531,611
     Unearned premium reserve                              289,576,562
     Unearned capital losses                                         -
     Partnership adjustments                                 6,493,685
     Pension adjustments                                     7,327,555
     Other temporary differences                            54,107,577
                                                        --------------
     Gross deferred tax assets                             946,890,209
     Non-admitted deferred tax assets                     (495,434,243)
                                                        --------------
     Admitted deferred tax assets                       $  451,455,966
                                                        --------------
     Deferred Tax Liabilities
     ------------------------

     Unrealized capital gains                           $ (128,671,189)
     Other temporary differencs                                      -
                                                        --------------
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net admitted deferred tax assets                   $  322,784,777
                                                        --------------

     Gross deferred tax assets                          $  946,890,209
     Gross deferred tax liabilities                       (128,671,189)
                                                        --------------
     Net deferred tax (liabilities) / assets            $  818,219,020
                                                        --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Actual tax expense on income from operations differs from the tax expense calculated at the statutory rate. Among the more significant book to tax adjustments in 2004 were the following:

                                                              Amount         Tax Effect
                                                          --------------   --------------
     Income before taxes                                  $   53,728,863   $   18,805,102
     Tax exempt income and dividends received deduction     (218,682,668)     (76,538,934)
     Federal income tax adjustment - prior year               70,748,260       24,761,891
     Non-admitted assets                                    (532,947,460)    (186,531,611)
     Intercompany dividends                                  (13,070,040)      (4,574,514)
     Writeoffs                                                34,982,763       12,243,967
     Income item tax effected                                 37,000,000       12,950,000
     Sub Part F Income                                        10,016,668        3,505,834
     Japan tax credits                                                 -      (49,495,894)
     Japan % tax differential                                          -      (17,774,844)
     Other                                                    (1,451,470)        (508,015)
                                                          --------------   --------------
     Total                                                $ (559,675,084)  $ (263,157,017)
                                                          --------------   --------------
     Federal income tax incurred                                           $   99,915,418
     Change in deferred tax                                                  (363,072,435)
                                                                           --------------
     Taxable income                                                        $ (263,157,017)
                                                                           ==============

     The amount of federal income tax incurred and available for recoupment in the event of future net loss:

     Current year                          $   75,153,527
     First preceding year                  $  171,304,595
     Second preceding year                 $            -

4.   Related Party Transactions

     The Company, as well as certain other insurance company subsidiaries of the Parent, is a party to an intercompany reinsurance agreement. In accordance with the terms and conditions of this agreement, the member companies cede all direct and assumed business (except that of the foreign branches) to NUF, the lead company. In turn, each pool participant receives their percentage share of the pooled business. Variances may exist between pool participants due to normal timing differences. The Company's share of the pool is 36%. Accordingly, premiums earned, losses and loss expenses incurred, and other underwriting expenses, as well as related assets and liabilities, in the accompanying financial statements emanate from the Company's percentage participation in the pool.

     Following is a list of all pool participants and their respective participation percentages.

                                                                       NAIC            Pool
     Company                                                          Company      Participation
                                                                       Code          Percentage
                                                                      -------      -------------
     1)  AIU Insurance Company                                         19399            1%
     2)  American International Pacific Insurance Company              23795            0%
     3)  American International South Insurance Company                40258            0%
     4)  American Home Assurance Company                               19380            36%
     5)  Birmingham Fire Insurance Company of Pennsylvania             19402            5%
     6)  Commerce and Industry Insurance Company                       19410            10%
     7)  Granite State Insurance Company                               23809            0%
     8)  Illinois National Insurance Co.                               23817            0%
     9)  The Insurance Company of the State of Pennsylvania            19429            5%
     10) National Union Fire Ins. Co. of Pittsburgh, Pa *              19445            38%
     11) New Hampshire Insurance Company                               23841            5%

*    Lead Company

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company also reinsures risks and assumes reinsurance from other affiliates. As agreed upon with the Insurance Department of the State of New York, transactions with Union Excess and Richmond are treated as affiliated.

     AIG formed American International Underwriters Overseas Association (the Association or AIUOA), a Bermuda unincorporated association, in 1976, as the pooling mechanism for AIG's international general insurance operations. Members in the Association and their respective participation are; American International Underwriters Overseas Limited (67%), New Hampshire Insurance Company ("NHIC") (12%), National Union Fire Insurance Company of Pittsburgh, Pa. ("NUF") (11%) and American Home Assurance Company ("AHAC")(10%). In exchange for membership in the Association at the assigned participation, the members contributed capital in the form of cash and other assets, including rights to future insurance business written by international operations owned by the members. The legal ownership and insurance licenses of these international branches remain in the name of NHIC, NUF and AHAC. At the time of forming the Association, the member companies entered into an open-ended reinsurance agreement, cancelable with six months written notice by any member. The reinsurance agreement governs the insurance business pooled in the Association. As mentioned in note 2, the Company continues to follow the current practices relating to foreign branches and participation in the business of AIUOA by recording: (i) its net (after pooling) liability on such business as direct writings in its statutory financial statements, rather than recording gross direct writings with reinsurance cessions to the other pool members; (ii) its corresponding balance sheet position, excluding loss reserves, as a net equity interest in "Equities in underwriting pools and associations"; and (iii) loss reserves recorded on a gross basis. As of December 31, 2004, the Company's interest in AIUOA amounted to $502,165,000, gross of $590,582,183 in loss reserves.

     Additionally the Company holds 4.49% of the issued share capital of AIG Europe S.A. for the beneficial interest of the Association.

     The following tables summarizes the transactions by the Company with any affiliate that met the reporting threshold (more than half of 1% of admitted assets of the Company) in 2004 (excluding reinsurance and cost allocation transactions).

     2004                                                           Assets Received by Insurer      Assets Transferred by Insurer
     ----                                                        -------------------------------    -----------------------------
       Date of       Explanation of    Name of        Name of       Statement                          Statement
     Transaction       Transaction     Insurer       Affiliate        Value          Description         Value        Description
     03/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     06/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     09/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash
     12/03/2004         Dividend        AHAC           AIG       $             -         -          $    15,866,000     Cash

     The Company did not change its methods of establishing terms regarding any affiliate transactions during the year ended December 31, 2004.

     The Company has ownership interests in certain affiliated real estate holding companies. In the ordinary course of business, the Company utilizes the services of certain affiliated companies for data center systems and investment and claims management. These companies are AIG Data Center, Inc., AIG Global Investment Corporation, AI Recovery, Inc and AIG Domestic Claims, Inc., respectively. In 2004 the Company paid these affiliated companies fees of $24,421,174, $3,668,187, $3,101,504 and $114,334,588,
     respectively. Included in short-term investments and other invested assets are AIG managed money market fund and the domestic fund of $41,452,303 and $410,865 as of December 31, 2004.

     At December 31, 2004 the Company had the following balances receivable from its affiliates (excluding reinsurance transactions):

     Company                                                     2004
     -------                                               --------------
     AIG                                                   $  575,690,315
                                                           --------------
     Current federal and foreign income tax receivable     $  575,690,315
                                                           --------------

     During 2004, the Company sold $215,563,671 of premium receivables without recourse to AI Credit Corp. and recorded a loss of $2,834,347.

     The Company has issued guarantees whereby the Company unconditionally and irrevocably guarantees all present and future obligations and liabilities of any kind arising from the polices of insurance issued by the guaranteed companies. In exchange for annual guarantee fee, the guarantees are not expected to have a material effect upon the Company's surplus as the guaranteed companies have admitted assets in excess of policyholder liabilities. The Company believes that the likelihood of a payment under the guarantee is remote. These guarantees are provided to maintain the guaranteed company's rating status issued by the rating agencies. In the event of termination of a guarantee,

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     obligations in effect or contracted for on the date of termination would remain covered until extinguished. The Company is a party to an agreement with AIG whereby AIG has agreed to make any payments due under the guarantees in the place and stead of the Company.

     The following is a list of guarantees in effect as of December 31, 2004.

     (in thousands)                                       Guarantee     Policyholder        Invested     Estimated      Policyholder
     Guaranteed Company                                     Issued      Obligations          Assets         Loss          Surplus
     ------------------                                   ----------   --------------   --------------   ----------   --------------
     AIG Hawaii Ins. Co., Inc.                            11/05/1997   $       98,718   $      153,383   $        -   $       60,052
     AIG Czech Republic posjistovna, a.s.                 08/01/2003           15,666           16,520            -           15,239
     AIG Europe S.A.                                      09/15/1998          676,756          851,031            -          870,020
     AIG Europe (Netherlands)                             09/20/2004          348,562           88,446            -          122,581
     AIG Mexico Seguros Interamericana, S.A. de C.V.      12/15/1997           75,696            8,519            -           75,259
     Landmark Insurance Company, Limited                  03/02/1998          375,323          224,850            -           51,687
     American General Life and Accident Ins. Co.          03/03/2003        7,446,053        8,572,671            -          602,213
     American General Life                                03/03/2003       18,781,087       21,488,480            -        2,176,470
     The United States Life Ins. Co. of the City of N Y   03/03/2003        2,866,352        3,348,197            -          422,660
     The Variable Annuity Life Insurance Company          03/03/2003       29,119,869       32,873,519            -        3,005,475
     AIG Edison Life Insurance Company                    08/29/2003        9,199,762       20,305,850            -          658,146
     American International Insurance Company             11/05/1997          285,253          684,164            -          284,328
     American International Insurance Company of Calif    12/15/1997           94,590           46,635            -           17,619
     American International Insurance Company of NJ       12/15/1997          165,466           41,935            -           24,978
     Minnesota Insurance Company                          12/15/1997           40,039           49,205            -           16,519
     AIG SunAmerica Life Assurance Company*               01/04/1999        5,137,351        6,590,567            -          836,490
     First SunAmerica Life Insurance Company *            01/04/1999        3,011,941        3,242,573            -          258,706
     SunAmerica Life Insurance Company *                  01/04/1999       45,124,182       67,186,999            -        5,008,984
     Lloyds Syndicate 1414                                12/15/2004          571,000          689,000            -          143,000
                                                                       --------------   --------------   ----------   --------------
       Total                                                           $  123,433,666   $  166,462,544   $        -   $   14,650,421
                                                                       --------------   --------------   ----------   --------------


*    The guaranteed Company is also backed by a support agreement issued by AIG.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Changes in the Company's equity in the following affiliates are included in "Change in net unrealized capital gains."

     (in thousands)                                                                                    2004
                                                                                                      Equity
     Company                                            Ownership     Cost 2004      Equity 2004      Change
     -----------------------------------------------------------------------------------------------------------
     Common stock:
     -------------
     AIG Hawaii Insurance Company, Inc.                   100.00%    $     10,000    $     62,419   $      6,162
     AIG Non Life Holding Company (Japan), Inc.           100.00%         124,477         268,674         91,085
     American International Realty Corp.                   31.47%          29,581          27,280         (5,614)
     Eastgreen, Inc.                                       13.97%          12,804          13,580            537
     Pine Street Real Estate Holdings Corp.                31.47%           5,445          21,342            915
     Pine Street I Holdings LLC                             5.70%               -               -        (14,779)
     AIG Mexico Industrial, I.L.L.C.                       49.00%          36,720          36,720           (171)
     Americana International Life Insurance Company        22.48%          70,387         136,406         12,940
     American International Insurance Company              25.00%          25,000          75,714         37,473
     AIG Claim Services, Inc.                              50.00%          48,962          56,529         24,402
     AIG Technical Services, Inc.                          50.00%               -               -        (23,409)
     Transatlantic Holdings, Inc.                          34.00%          34,055       1,043,765        (47,437)
     21st Century Insurance Group                          16.69%         240,667         148,402         (1,637)
                                                                     ------------    ------------   ------------
     Total                                                           $    638,098    $  1,890,831   $     80,467
                                                                     ------------    ------------   ------------

     The remaining equity interest in these equities, except for 21st Century Insurance Group and Transatlantic Holdings, Inc is owned by other affiliated companies, which are wholly owned by the Parent.

     From time to time the Company may own investments in partnerships across various other AIG affiliated entities with a combined ownership percentage greater than 10%.

5.   Pension Plans and Deferred Compensation

     Employees of AIG, the ultimate holding company, its subsidiaries and certain affiliated companies, including employees in foreign countries, are generally covered under various funded and insured pension plans. Eligibility for participation in the various plans is based on either completion of a specified period of continuous service or date of hire, subject to age limitation.

     AIG's U.S. retirement plan is a qualified, non-contributory defined benefit retirement plan which is subject to the provisions of the Employee Retirement Income Security Act of 1974. All employees of AIG and most of its subsidiaries and affiliates who are regularly employed in the United States, including certain U.S. citizens employed abroad on a U.S. dollar payroll, and who have attained age 21 and completed twelve months of continuous service are eligible to participate in this plan. An employee with five or more years of service is entitled to pension

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     benefits beginning at normal retirement at age 65. Benefits are based upon a percentage of average final compensation multiplied by years of credited service limited to 44 years of credited service. The average final compensation is subject to certain limitations.

     The employees may elect certain options with respect to their receipt of their pension benefits including a joint and survivor annuity. An employee with 10 or more years of service may retire early from age 55 to 64. An early retirement factor is applied resulting in a reduced benefit. If an employee terminates with less than five years of service, such employees forfeit their right to receive any pension benefits accumulated thus far.

     Annual funding requirements are determined based on the "projected unit credit" cost method which attributes a pro rata portion of the total projected benefit payable at normal retirement to each year of credited service.

     The AIG projected benefit obligation was $2,750 million at December 31, 2004. Plan assets were $2,247 million at the same date. The assumptions with respect to the discount rates and the average rate of increases in future compensation levels used in determining the actuarial present value of the projected benefit obligation for this plan at December 31, 2004 was
     5.75 percent for the discount rate and 4.25 percent for the average rate of increase in future compensation levels at December 31, 2004.

     The expected long term rate of return on plan assets was 8.25 percent at December 31, 2004. The Company's share of net expense for the qualified pension plan was $9.8 million at December 31, 2004.

     AIG is the Plan Sponsor of the pension and post retirement and benefit plans and is ultimately responsible for the conduct of the plans. The Company is only obligated to the extent of their allocation of expenses from these plans.

     Deferred Compensation Plan

     Some of the Company's officers and key employees are participants in AIG's stock option plans of 1991 and 1999. Details of these plans are published in AIG's 2004 Annual Report on Form 10-K. The Parent company is currently bearing the cost of these stock options and certain other deferred compensation programs.

     Postretirement Benefit Plans

     AIG's US postretirement medical and life insurance benefits are based upon the employee electing immediate retirement and having a minimum of 10 years of service. Retirees and their dependents who were 65 by May 1, 1989 participate in the medical plan at no cost. Employees who retired after May 1, 1989 and or prior to January 1, 1993 pay the active employee premium if under age 65 and 50% of the active employee premium if over age 65. Retiree contributions are subject to adjustment annually. Other cost sharing features of the medical plan include deductibles, coinsurance and Medicare coordination and a lifetime maximum benefit of $2 million. The maximum life insurance benefit prior to age 70 is $32,500, with a maximum $25,000 thereafter.

     Effective January 1, 1993 both plans' provisions were amended. Employees who retire after January 1, 1993 are required to pay the actual cost of the medical insurance benefit premium reduced by a credit which is based upon years of service at retirement. The life insurance benefit varies by age at retirement from $5,000 for retirement at ages 55 through 59 and $10,000 for retirement at ages 60 through 64 and $15,000 from retirement at ages 65 and over.

     Assumptions associated with the accrued post retirement benefit liability at December 31, 2004 are as follows:

                                                     2004
                                                     -----
     Discount rate                                    5.75%
     Average salary rate increase                     4.25%
     Medical trend rate year 1 *                     10.00%
     Medical trend rate year 6 and over *             5.00%

* The medical trend rate grades downward from years 1 through 6. The trend rate remains level thereafter.

     The postretirement benefit obligations and amounts recognized in AIG's consolidated balance sheet as of December 31, 2004 was $243 million. These obligations are not funded currently.

     The medical trend rate assumptions have a significant effect on the amounts reported. Increasing each trend rate by 1 percent in each year would increase the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.3 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Decreasing each trend rate by 1 percent in each year would decrease the accumulated postretirement benefit obligation as of December 31, 2004 by approximately $3.0 million and the aggregate service and interest cost components of the periodic postretirement benefit costs for 2004 by approximately $0.2 million.

     The Company's share of other postretirement benefit plans was $127.3 thousand for 2004. Postretirement calculations are based principally on the formula described in AIG Retirement Plan document.

     Post-employment Benefits and Compensated Absences

     AIG provides certain benefits provided to inactive employees who are not retirees. Certain of these benefits are insured and expensed currently; other expenses are provided for currently. Such expenses include medical and life insurance continuation and COBRA medical subsidies.

6.   Investments

     The actual fair market value priced by Interactive Data Corp., a third party rating source, for the below listed securities as of December 31, 2004 was $8,233,574,000. The amortized cost and NAIC market values of investments in debt securities at December 31, 2004 was as follows:

     (in thousands)
     --------------
                                                                                       Gross        Gross          NAIC
                                                                      Amortized     Unrealized   Unrealized       Market
                                                                        Cost           Gains       Losses         Value
                                                                    -------------   ----------   ----------   -------------
     2004
     Debt securities:
     U.S. governments:                                              $     409,872   $    2,471   $    3,542   $     408,801
     All other governments:                                               696,857        4,848          377         701,328
     States, territories and possessions:                               1,495,488       31,687        2,075       1,525,100
     Political subdivisions of states, territories and
      possessions:                                                      1,218,335       33,096        1,324       1,250,107
     Special revenue & special assessment obligation and
      all non-guaranteed obligations of agencies and authorities
      of government and their political subdivisions:                   3,642,185      137,274        3,314       3,776,145
     Public utilities:                                                     33,300          776           46          34,030
     Industrial & miscellaneous:                                          498,547       15,663          170         514,040
                                                                    -------------   ----------   ----------   -------------
     Total debt securities:                                         $   7,994,584   $  225,815   $   10,848   $   8,209,551
                                                                    -------------   ----------   ----------   -------------

     The amortized cost and NAIC market values of debt securities at December 31, 2004, by contractual maturity, are shown below. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay certain obligations with or without call or prepayment penalties.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     (in thousands)
     --------------
                                                 Amortized          NAIC
                                                   Cost         Market Value
                                                -----------    -------------
     Due in one year or less                    $   645,776    $     699,528
     Due after one year through five years          548,675          554,970
     Due after five years through ten years       1,695,997        1,715,243
     Due after ten years                          4,931,680        5,060,819
     Mortgage-backed securities                     172,456          178,991
                                                -----------    -------------
     Total                                     $  7,994,584    $   8,209,551
                                               ============    =============

     Proceeds from sales of investments in debt securities during 2004 was $2,197,876,104. Gross gains of $15,434,053 and gross losses of $20,959,625 were realized on those sales in 2004.

     Securities carried at amortized cost of $1,882,606,415 were deposited with regulatory authorities as required by law at December 31, 2004.

     Proceeds from sales of equity investments amounted to $2,307,027,792 in 2004. Gross gains of $121,647,744, and gross losses of $84,827,137, were realized on those sales in 2004. Net unrealized appreciation of equity investments, including affiliates, at December 31, 2004 included gross unrealized gains of $1,692,148,901 and gross unrealized losses of $116,834,853.

     In 2004, the Company reported the following write downs on its investment in joint ventures and partnerships due to an other than temporary decline in fair value.

     Advanced Technology Ventures VI         $    3,444,136
     Sprout Capital IX                            3,403,470
     Advance Technology Ventures VII              2,452,176
     Items Less Than $1 Million                     633,657
                                             --------------
     Total                                   $    9,933,439
                                             --------------

     As of December 31, 2004 securities with a market value of $122,878,063 were on loan. The Company receives as collateral 102% of the market value of domestic transactions and 105% for cross-border transactions. Securities lent, under the Securities Lending Agreement, are under exclusive control of the Company. Pursuant to the Securities Agency Lending Agreement, AIG Global Securities Lending Corporation, a Delaware registered company, maintains responsibility for the investment and control of such collateral. Therefore, no additional disclosures are required to be reported for these transactions.

     Included in "Net investment income earned" are investment expenses of $110,329,451 for 2004.

     Aging of the pre-tax unrealized losses with respect to debt securities including the number of respective items is as follows:

     (in thousands)
     --------------
                                                                           Gross
                                                           Amortized     Unrealized   Number of
     2004                                                     Cost         Loss       Securities
     ----                                                -------------   ----------   ----------
     Less than six months                                $     196,932   $      434           49
     More than six months but less than nine months            869,782        4,882           85
     More than nine months but less than twelve months         147,699        1,193           11
     Twelve months or greater                                  426,685        4,339           36
                                                         -------------   ----------   ----------
     Total                                               $   1,641,098   $   10,848          181
                                                         -------------   ----------   ----------

     The Company plans to hold its securities until the gross unrealized losses are recovered.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

7.   Reinsurance

     In the ordinary course of business, the Company reinsures certain risks with affiliates and other companies. Such arrangements serve to limit the Company's maximum loss on catastrophes, large and unusually hazardous risks. To the extent that any reinsuring company might be unable to meet its obligations, the Company would be liable for its respective participation in such defaulted amounts. The Company purchased catastrophe excess of loss reinsurance covers protecting its net exposures from an excessive loss arising from property insurance losses and excessive losses in the event of a catastrophe under workers' compensation contracts issued without limit of loss.

     As of December 31, 2004 the Company has reinsurance recoverables in dispute of $76,202,000.

     Reserves for unearned premiums and paid and unpaid losses and loss adjustment expenses, including those incurred but not reported to the Company, have been reduced for reinsurance ceded as follows:

     (in thousands)
     --------------
                                Unearned Premium         Paid Losses and            Unpaid Losses and
                                    Reserves         Loss Adjustment Expenses   Loss Adjustment Expenses
                               ------------------    ------------------------   ------------------------
     2004
     Affiliates                $        3,314,793    $                 (4,950)  $             12,392,072
     Non-Affiliates                       467,677                     250,942                  2,844,971
                               ------------------    ------------------------   ------------------------
     Total                     $        3,782,470    $                245,992   $             15,237,043
                               ------------------    ------------------------   ------------------------

     Net premiums written and earned comprise the following:

     (in thousands)
     --------------
                                                    Written         Earned
                                                 ------------   ------------
     2004
     Direct business                             $  6,125,467   $  5,785,036
     Reinsurance assumed
       Affiliates                                  11,048,099     10,535,993
       Non-Affiliates                                  20,449         21,525
                                                 ------------   ------------
     Reinsurance ceded
       Affiliates                                   8,878,722      8,379,091
       Non-Affiliates                               1,325,462      1,440,719
                                                 ------------   ------------
     Net premiums                                $  6,989,831   $  6,522,744
                                                 ------------   ------------

     Reinsurance Accounted for as a Deposit

     The Company has entered into several reinsurance agreements, both treaty and facultative, which were determined to be of a deposit type nature. At the inception of the agreements, the Company recorded initial deposit assets of $2,100,303,082 and initial deposit liabilities of $(558,125,427). As of December 31, 2004, the Company had a remaining deposit asset of $1,772,153,819, after taking into account interest income of $106,939,323, loss recoveries of $443,864,894 and additional deposits of $8,776,308, and a remaining deposit liability of (465,475,220) after taking into account interest expense of $(36,813,398), loss payouts of $99,531,370 and amortization of margin of $45,282,487 and additional deposit liabilities of $(15,350,252). As of December 31, 2004 the non-admitted portion of deposit accounting assets was $133,437,339.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The following unsecured reinsurance recoverables exceeded 3% of the capital and surplus of the Company at December 31, 2004:

      (in thousands)

                    NAIC
     Federal ID    Company
       Number       Code                        Reinsurer                           Amount
     -----------------------------------------------------------------------------------------
     Affiliates                                                                 $   14,143,984
                                                                                --------------
     Non-Affiliates

     13-3029255     39322     GENERAL SECURITY NATIONAL                                 21,704
     75-1444207     30058     SCOR REINSURANCE COMPANY                                 111,886
     AA-3190433               COMMERCIAL RISK REINSURANCE CO. LTD.                          16
     AA-1320276               SCOR                                                         104
     AA-1560745               SCOR CANADA REINSURANCE COMPANY                              954
                              SCOR RE ASIA-PACIFIC PTE LTD.                                 53
     AA-1320276               SCOR SA                                                      644
     AA-1121300               SCOR UK COMPANY LTD.                                         401
                                                                                --------------
                              Total SCOR Reinsurance Group                      $      135,762
                                                                                --------------

     13-4924125     10227     AMERICAN RE-INSURANCE COMPANY                            119,853
     58-0828824     66346     MUNICH AMERICAN REASSURANCE                                   37
     AA-1120697               GREAT LAKES REINSURANCE (UK) PLC.                            449
     AA-1340165               MUNCHENER RUCKVERSICHERUNGS GESELLSCHAFT                  10,583
     AA-1560600               MUNICH RE OF CANADA                                        1,293
     AA-1931000               MUNICH REINS CO OF AUSTRALASIA LTD                         1,156
     AA-1120011               MUNICH REINS                                                   -
     AA-1460100               NEW REINSURANCE COMPANY                                        -
                                                                                --------------
                              Total Munich Re Group                             $      133,371
                                                                                --------------

     AA-1126002               LLOYDS 0002                                                1,016
     AA-1126033               LLOYDS 0033                                                    -
     AA-1126040               LLOYDS 0040                                                  211
     AA-1126047               LLOYDS 0047                                                  220
     AA-1126051               LLOYDS 0051                                                  267
     AA-1126052               LLOYDS 0052                                                  120
     AA-1126053               LLOYDS 0053                                                5,732
     AA-1126055               LLOYDS 0055                                                   53
     AA-1126062               LLOYDS 0062                                                   41
     AA-1126079               LLOYDS 0079                                                2,292
     AA-1126102               LLOYDS 0102                                                  163
     AA-1126112               LLOYDS 0112                                                   99
     AA-1126138               LLOYDS 0138                                                  132
     AA-1126183               LLOYDS 0183                                                1,405
     AA-1126187               LLOYDS 0187                                                   35
     AA-1126190               LLOYDS 0190                                                5,927
     AA-1126205               LLOYDS 0205                                                1,066
     AA-1126219               LLOYDS 0219                                                  768

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126227               LLOYDS 0227                                                  202
     AA-1126250               LLOYDS 0250                                                  146
     AA-1126270               LLOYDS 0270                                                  237
     AA-1126282               LLOYDS 0282                                                  975
     AA-1126314               LLOYDS 0314                                                  134
     AA-1126318               LLOYDS 0318                                                1,652
     AA-1126329               LLOYDS 0329                                                  159
     AA-1126340               LLOYDS 0340                                                   31
     AA-1126362               LLOYDS 0362                                                  467
     AA-1126375               LLOYDS 0375                                                  232
     AA-1126376               LLOYDS 0376                                                1,631
     AA-1126382               LLOYDS 0382                                                  270
     AA-1126386               LLOYDS 0386                                                  105
     AA-1126435               LLOYDS 0435                                                2,370
     AA-1126456               LLOYDS 0456                                                  298
     AA-1126457               LLOYDS 0457                                                  367
     AA-1126483               LLOYDS 0483                                                   45
     AA-1126484               LLOYDS 0484                                                   31
     AA-1126488               LLOYDS 0488                                                  676
     AA-1126490               LLOYDS 0490                                                   68
     AA-1126507               LLOYDS 0507                                                  521
     AA-1126510               LLOYDS 0510                                                4,519
     AA-1126529               LLOYDS 0529                                                  200
     AA-1126535               LLOYDS 0535                                                  197
     AA-1126557               LLOYDS 0557                                                  251
     AA-1126566               LLOYDS 0566                                                  671
     AA-1126570               LLOYDS 0570                                                  636
     AA-1126575               LLOYDS 0575                                                   85
     AA-1126582               LLOYDS 0582                                                  124
     AA-1126588               LLOYDS 0588                                                  281
     AA-1126609               LLOYDS 0609                                                  587
     AA-1126623               LLOYDS 0623                                                  896
     AA-1126625               LLOYDS 0625                                                   46
     AA-1126626               LLOYDS 0626                                                   29
     AA-1126672               LLOYDS 0672                                                1,980
     AA-1126683               LLOYDS 0683                                                  205
     AA-1126727               LLOYDS 0727                                                  423
     AA-1126735               LLOYDS 0735                                                  149
     AA-1126741               LLOYDS 0741                                                  177
     AA-1126744               LLOYDS 0744                                                  142
     AA-1126780               LLOYDS 0780                                                  866
     AA-1126800               LLOYDS 0800                                                1,730
     AA-1126807               LLOYDS 0807                                                   16
     AA-1126824               LLOYDS 0824                                                3,734
     AA-1126839               LLOYDS 0839                                                2,475
     AA-1126861               LLOYDS 0861                                                  973
     AA-1126947               LLOYDS 0947                                                   49
     AA-1126957               LLOYDS 0957                                                  120
     AA-1126958               LLOYDS 0958                                                1,651
     AA-1126959               LLOYDS 0959                                                  156
     AA-1126960               LLOYDS 0960                                                   61
     AA-1126990               LLOYDS 0990                                                  350

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126991               LLOYDS 0991                                                  289
     AA-1126994               LLOYDS 0994                                                  118
     AA-1127003               LLOYDS 1003                                                5,644
     AA-1127007               LLOYDS 1007                                                  496
     AA-1127009               LLOYDS 1009                                                1,633
     AA-1127023               LLOYDS 1023                                                   50
     AA-1127027               LLOYDS 1027                                                  124
     AA-1127036               LLOYDS 1036                                                  131
     AA-1127047               LLOYDS 1047                                                  508
     AA-1127069               LLOYDS 1069                                                   87
     AA-1127084               LLOYDS 1084                                                1,839
     AA-1127096               LLOYDS 1096                                                  242
     AA-1127101               LLOYDS 1101                                                  120
     AA-1127141               LLOYDS 1141                                                  119
     AA-1127173               LLOYDS 1173                                                1,199
     AA-1127183               LLOYDS 1183                                                  698
     AA-1127185               LLOYDS 1185                                                   71
     AA-1127200               LLOYDS 1200                                                  222
     AA-1127205               LLOYDS 1205                                                   40
     AA-1127206               LLOYDS 1206                                                  210
     AA-1127207               LLOYDS 1207                                                  432
     AA-1127208               LLOYDS 1208                                                   32
     AA-1127209               LLOYDS 1209                                                  993
     AA-1127212               LLOYDS 1212                                                4,621
     AA-1127215               LLOYDS 1215                                                1,408
     AA-1127218               LLOYDS 1218                                                  488
     AA-1127221               LLOYDS 1221                                                  588
     AA-1127223               LLOYDS 1223                                                   45
     AA-1127224               LLOYDS 1224                                                  143
     AA-1127225               LLOYDS 1225                                                  245
     AA-1127227               LLOYDS 1227                                                1,668
     AA-1127234               LLOYDS 1234                                                   38
     AA-1127236               LLOYDS 1236                                                   33
     AA-1127239               LLOYDS 1239                                                   80
     AA-1127241               LLOYDS 1241                                                1,767
     AA-1127243               LLOYDS 1243                                                  703
     AA-1127245               LLOYDS 1245                                                  155
     AA-1127265               LLOYDS 1265                                                    4
     AA-1127301               LLOYDS 1301                                                   82
     AA-1127308               LLOYDS 1308                                                   29
     AA-1127411               LLOYDS 1411                                                  128
     AA-1127688               LLOYDS 1688                                                  176
     AA-1127861               LLOYDS 1861                                                2,026
     AA-1127900               LLOYDS 1900                                                  930
     AA-1128000               LLOYDS 2000                                                  657
     AA-1128001               LLOYDS 2001                                                8,453
     AA-1128002               LLOYDS 2002                                                   76
     AA-1128003               LLOYDS 2003                                               18,500
     AA-1128010               LLOYDS 2010                                                  718
     AA-1128011               LLOYDS 2011                                                1,085
     AA-1128020               LLOYDS 2020                                               12,168
     AA-1128027               LLOYDS 2027                                                1,766
     AA-1128121               LLOYDS 2121                                                    -
     AA-1128147               LLOYDS 2147                                                  219
     AA-1128183               LLOYDS 2183                                                  124
     AA-1128241               LLOYDS 2241                                                  239

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1128323               LLOYDS 2323                                                   83
     AA-1128376               LLOYDS 2376                                                  228
     AA-1128488               LLOYDS 2488                                                2,869
     AA-1128591               LLOYDS 2591                                                  693
     AA-1128623               LLOYDS 2623                                                  422
     AA-1128724               LLOYDS 2724                                                  101
     AA-1128741               LLOYDS 2741                                                   98
     AA-1128791               LLOYDS 2791                                                5,092
     AA-1128987               LLOYDS 2987                                                2,791
     AA-1129000               LLOYDS 3000                                                  689
     AA-1129030               LLOYDS 3030                                                  242
     AA-1126004               LLOYDS 4444                                                    -
     AA-1126003               LLOYDS 5000                                                  966
     AA-1122000               LLOYD'S UNDERWRITERS                                      61,972
     AA-1128020               WELLINGTON U/W FOR LLOYDS 2020                                 3
     AA-1128468               LLOYDS 2468                                                   27
     AA-1129210               LLOYDS 3210                                                1,057
                                                                                --------------
                              Total Lloyds Underwriters and Syndicates          $      205,934
                                                                                --------------

     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                            -
     06-0839705    82627      SWISS RE LIFE & HEALTH AMERICA INC.                        7,105
     13-1675535    25364      SWISS REINSURANCE AMERICA CORP                           184,140
     AA-1460045               EUROPEAN REINSURANCE COMPANY OF ZURICH                        12
     AA-1120950               MERCANTILE & GENERAL REINSURANCE CO. LTD.                      -
     AA-1121405               SR INTERNATIONAL BUSINESS INSURANCE CO. LTD.                 189
     AA-1340045               SWISS RE - GERMANY                                         2,723
     AA-1930040               SWISS RE AUSTRALIA BRANCH                                  3,743
     AA-1360240               SWISS RE ITALIA SPA                                            -
     AA-1121400               SWISS REINSURANCE CO. (UK) LTD.                              541
     AA-1560160               SWISS REINSURANCE COMPANY CANADA                           1,384
     AA-1460155               SWISS REINSURANCE COMPANY                                      -
     AA-1460146               SWISS REINSURANCE COMPANY                                  3,535
                                                                                --------------
                              Total Swiss Re Group                              $      203,372
                                                                                --------------


     06-0949141    33197      COLOGNE REINSURANCE CO OF AMERICA                          1,218
     75-1588101    35882      GEICO GENERAL INS CO                                         451
     13-2572994    86258      GENERAL & COLOGNE LIFE RE OF AMERICA                       2,427
     13-2673100    22039      GENERAL REINSURANCE CORPORATION                          180,047
     13-1958482    11967      GENERAL STAR NATIONAL INSURANCE CO                         2,333
     06-1024360    38962      GENESIS INSURANCE COMPANY                                      -
     47-0355979    20087      NATIONAL INDEMNITY COMPANY                                45,349
     75-1670124    38318      REPUBLIC INSURANCE COMPANY                                 1,698
     13-2953213    36048      UNIONE ITALIANA REINS CO OF AMERICA                          460
     06-0876629    37362      GENERAL STAR INDEMNITY                                         9
                              BERKSHIRE HATHAWAY INTERNATIONAL                             319
     AA-1340003               EUROPA RUCKVERSICHERUNGS AG.                                   -
     AA-1120363               FARADAY REINSURANCE CO. LTD.                                 933
     AA-1930285               GENERAL AND COLOGNE RE AUS (NEW ZEALAND BRANCH)               88
     AA-1220070               GENERAL COLOGNE RE RUCKVERS-AG, WIEN                         270
     AA-1930285               GENERAL RE AUSTRALIA LTD                                     797
     AA-1120668               GENERAL RE UK LTD                                            154
     AA-1340145               KOLNISCHE RUCKVERSICHERUNGS GESELLSCHAFT                      68
                                                                                --------------
                              Total Berkshire Hathaway Group                    $      236,621
                                                                                --------------
                              Total Non-Affiliates                              $      915,061
                                                                                --------------
                                Total                                           $   15,059,044
                                                                                ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Reinsurance Assumed and Ceded

     The maximum amount of return commission which would have been due reinsurers if all of the Company's reinsurance had been cancelled as of December 31, 2004 with the return of the unearned premium reserve is as follows:

                           Assumed Reinsurance         Ceded Reinsurance                  Net
                        ------------------------   ------------------------   --------------------------
                          Premium     Commission      Premium    Commission     Premium      Commission
     (in thousands)       Reserves      Equity       Reserves      Equity       Reserves       Equity
     Affiliated         $ 5,283,256   $  672,080   $ 3,314,793   $  398,922   $  1,968,463   $  273,158
     Non Affiliated           6,117          778       467,677       56,283   $   (461,560)     (55,505)
                        -----------   ----------   -----------   ----------   ------------   ----------
     Total              $ 5,289,373   $  672,858   $ 3,782,470   $  455,205   $  1,506,903   $  217,653
                        -----------   ----------   -----------   ----------   ------------   ----------

     The Company reported in its 2004 underwriting results $61,922,748 of statutory loss comprised of premiums earned of $(8,314,944) and losses incurred of $53,607,804 as a result of commutations with the following reinsurers:

     Company                                         Amount
     -------                                     ---------------
     Farm Bureau Mutual                          $       634,281
     Providence Washington                              (17,272)
     TIG Insurance Co.                                 (869,936)
     Aviabel S.A.                                        274,100
     Royal and Sun Alliance PLC                          234,088
     CX Reinsurance                                    4,273,740
     SCOR Re                                          21,276,221
     AXA Corporate Solutions                           3,474,997
     AXA Albingia                                      5,837,110
     National Indemnity Co.                            2,670,601
     General Re Corp.                                 16,089,880
     Trenwick America                                    583,625
     Cottrell Syndicate                                 (66,993)
     Converium Reins.                                  7,528,306
                                                 ---------------
     Total                                       $    61,922,748
                                                 ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

                                                                  Assumed              Ceded
                                                              ---------------    ---------------
     Retroactive Reinsurance for the year ended December 31, 2004 a  Reserves Transferred:
     1) Initial Reserves                                      $   216,347,022    $   157,334,919
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (181,238,187)       (51,367,218)
                                                              ---------------    ---------------
     4) current total                                         $    35,108,835    $   105,967,701
                                                              ---------------    ---------------

     b  Consideration Paid or Received:
     1) Initial Reserves                                      $   194,940,000    $   276,436,985
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                               (180,000,000)       (18,038,159)
                                                              ---------------    ---------------
     4) current total                                         $    14,940,000    $   258,398,826
                                                              ---------------    ---------------

     c  Paid Loss Reimbursed or Recovered:
     1) prior year(s)                                         $     1,431,885    $   296,392,127
     2) current year                                                1,780,466         29,567,178
                                                              ---------------    ---------------
     3) current total                                         $     3,212,351    $   325,959,305
                                                              ---------------    ---------------

     d  Special Surplus from Retroactive Reinsurance:
     1) initial surplus gain or loss                          $             -    $    47,558,663
     2) adjustments - prior year(s)                                         -                  -
     3) adjustments - current year                                          -         34,019,179
                                                              ---------------    ---------------
     4) current year restricted surplus                                     -         81,577,842
                                                              ---------------    ---------------
     5) cumulative total transferred to unassigned funds      $             -    $     1,805,141
                                                              ---------------    ---------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     All cedents and reinsurers involved in all transactions included in summary totals above: (in thousands)

        Code               Company                                       Assumed          Ceded
     ----------   --------------------------------                    -------------   --------------
     AA-1320035   AXA RE                                              $           -   $    1,010,036
       19453      TRANSRECO                                                       -        1,046,700
     AA-3194128   ALLIED WORLD ASSURANCE CO. LTD                                  -            9,276
     AA-3194126   ARCH REINSURANCE LTD.                                           -           18,552
     AA-3194130   ENDURANCE SPECIALTY INSURANCE                                   -          169,141
     AA-1121425   MARKEL INTL INSURANCE CO LTD.                                   -          130,422
       39845      EMPLOYERS REINSURANCE CO                                        -          111,902
       10357      PLATINUM UNDERWRITERS REINSURA                                  -           75,294
       23043      LIBERTY MUTUAL                                                  -           51,855
       22977      LUMBERMENS MUTUAL CASUALTY CO                                   -          172,826
       42439      TOA RE INS CO OF AMERICA                                        -          220,239
     AA-1121366   SPHERE DRAKE INSURANCE LTD                                      -            4,272
     AA-1340099   ALLIANZ MARINE & AVIATION VERS                                  -           48,188
       30058      SCOR REINS. CO.                                                 -           14,815
     AA-3190800   ALEA (BERMUDA) LTD.                                             -          247,686
     AA-1120355   CX REINSURANCE COMPANY LTD.                                     -          345,653
     AA-1340125   HANNOVER RUCKVERSICHERUNGS AG.                                  -          315,165
       19895      ATLANTIC MUTUAL INS. CO.                                        -           12,599
     AA-1930320   GORDIAN RUNOFF LTD.                                             -           47,405
     AA-1320105   COMPAGNIE TRANSCONTINENTALE DE                                  -            3,161
     AA-1340085   E&S RUCKVERSICHERUNGS AG                                        -            5,057
     AA-1340255   WURTTEMBURGISCHE VERSICHERUNG,                                  -          143,753
     AA-1120440   COPENHAGEN REINSURANCE (U.K.)                                   -            2,850
     AA-1120140   ALLIANZ CORNHILL INS PLC                                        -          152,894
     AA-1121400   SWISS REINSURANCE CO. (UK) LTD                                  -          114,670
     AA-1460080   HELVETIA, COMPAGNIE SUISSE D'A                                  -          123,217
     AA-1460025   LA BALOISE INS. CO. LTD.                                        -           61,268
       10103      AMERICAN AGRICULTURAL INS. CO.                                  -           28,846
       10227      AMERICAN REINSURANCE                                            -          149,413
       24767      ST. PAUL F&M-MN.                                                -          596,521
       25070      CLEARWATER INS. CO                                              -          186,608
     AA-1340218   TELA VERSICHERUNG AKT.                                          -           42,755
       22969      GE REINSURANCE CORP.                                            -           77,820
     AA-1120512   GE SPECIALTY                                                    -            8,583
       25364      SWISS RE AMERICA CORP.                                          -        1,663,382
       20443      CONTINENTAL CASUALTY COMPANY                                    -          157,361
       13021      UNITED FIRE & CASUALTY COMPANY                                  -            1,596
     AA-1120481   QBE INT'L INS LTD                                               -           91,477
     AA-1560483   HANNOVER RE-CANADA                                              -          285,264
     AA-3190256   LYNDON PROPERTY INS. CO.                                        -          262,666
       10048      HYUNDAI M & F INS CO (US BR)                                    -            2,394
     AA-1126002   LLOYDS 0002                                                     -          152,894
     AA-1126033   LLOYDS 0033                                                     -            1,422
     AA-1126040   LLOYDS 0040                                                     -            2,850
     AA-1126079   LLOYDS 0079                                                     -           14,278
     AA-1126112   LLOYDS 0112                                                     -            4,284
     AA-1126122   LLOYDS 0122                                                     -            2,850
     AA-1126183   LLOYDS 0183                                                     -            5,714

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     AA-1126205   LLOYDS 0205                                                     -           60,351
     AA-1126376   LLOYDS 0376                                                     -            2,850
     AA-1126483   LLOYDS 0483                                                     -            4,284
     AA-1126484   LLOYDS 0484                                                     -            2,136
     AA-1126535   LLOYDS 0535                                                     -           90,536
     AA-1126957   LLOYDS 0957                                                     -           80,158
     AA-1126990   LLOYDS 0990                                                     -           30,887
     AA-1126991   LLOYDS 0991                                                     -            2,850
     AA-1127003   LLOYDS 1003                                                     -            4,284
     AA-1127047   LLOYDS 1047                                                     -            1,422
     AA-1127212   LLOYDS 1212                                                     -          184,638
     AA-1127215   LLOYDS 1215                                                     -            2,850
     AA-1127221   LLOYDS 1221                                                     -           90,536
     AA-1128488   LLOYDS 2488                                                     -          201,255
     AA-1126034   LLOYDS 0034                                                     -           11,416
     AA-1128001   LLOYDS 2001                                                     -           45,869
     AA-1127241   LLOYDS 1241                                                     -          230,005
       82627      SWISS RE LIFE & HEALTH AMERICA                                  -          329,391
       31089      REPUBLIC WESTERN INS CO                                         -            3,990
       38776      FOLKSAMERICA REINSURANCE CO.                                    -          224,413
       36552      AXA CORPORATE SOLUTIONS                                         -           29,945
       39322      GENERAL SECURITY NATIONAL                                       -          231,626
       34894      TRENWICK AMERICA RE                                             -          197,048
       32603      BERKLEY INS CO                                                  -           74,706
     AA-1320035   AXA RE                                                          -          128,186
     AA-1120126   ALEA LONDON LTD.                                                -           76,448
       39675      PMA CAPITAL INS CO                                              -          149,413
     AA-1560745   SCOR CANADA REINSURANCE COMPAN                                  -          368,694
       42439      TOA-RE INS CO.                                                  -          244,381
     AA-1340090   GE FRANKONA RUCKVERSICHERUNGS                                   -           13,960
     AA-3190529   GAI INS CO. LTD.                                                -          128,015
       23680      ODYSSEY AMER RE CORP.                                           -        1,130,478
     AA-3190005   AMERICAN INTERNATIONAL REINS. CO., LTD.                         -       60,988,320
       15032      GUIDEONE MUTUAL INS. CO.                               10,676,730                -
     AA-3191086   ASTRO LTD.                                                      -          629,737
       10535      ALASKA SCHOOLS INS. CO.                                         -           42,875
     AA-3160040   DBB INSURANCE CO. LTD.                                          -          176,271
         -        UPINSCO INC.                                                    -        3,225,796
         -        P.E.G. REINSURANCE CO.                                          -       27,014,844
         -        BUILDERS INS. CO., LTD.                                         -          137,439
       19399      AIU INSURANCE CO.                                       1,017,636          977,522
       19380      AMERICAN HOME ASSURANCE CO.                             4,842,225                -
       19445      NATIONAL UNION INS. CO. OF PITTSBURGH, PA.             18,572,244                -
                                                                      -------------   --------------
                  Total                                               $  35,108,835   $  105,967,700
                                                                      =============   ==============

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

8.   Capital and Surplus and Dividend Restrictions

     Under New York law the Company may pay cash dividends only from earned surplus determined on a statutory basis. Further, the Company is restricted (on the basis of the lower of 10% of the Company's statutory surplus as of December 31, 2004, or 100% of the Company's adjusted net investment income for the preceding 36 month period ending December 31, 2004) as to the amount of dividends it may declare or pay in any twelve-month period without the prior approval of the Insurance Department of the State of New York. At December 31, 2004, the maximum dividend payments, which may be made without prior approval during 2005, is approximately $339,364,318. Within the limitations noted above, there are no restrictions placed on the portion of Company profits that may be paid as ordinary dividends to stockholders. There were no restrictions placed on the Company's surplus including for whom the surplus is being held. There is no stock held by the Company for any special purpose.

     The portion of unassigned funds (surplus) at December 31, 2004 represented or reduced by each item below is as follows:

     (a) Unrealized gains and losses     $ 1,570,673,421
     (b) Non-admitted asset values       $  (812,118,702)
     (c) Separate account business       $             -
     (d) Assets valuation reserves       $             -
     (e) Provision for reinsurance       $  (376,737,564)

     The Company has 1,758,158 shares authorized, 1,695,054 shares issued and outstanding of common stock with a par value per share of $15. The Company has no preferred stock outstanding.

9.   Other Items

     September 11, 2001 Events

     In 2004, the gross losses recognized as a result of September 11 events for the Company were $(23,965,836) of which $(18,758,541) are recovered or recoverable. Thus, the net incurred is $(5,207,295). All contingencies and unpaid claims or losses resulting from the September 11 events have been recognized in the financial statements. The Company does not expect any unrecognized contingencies or unpaid claims or losses to impact the financial statements in the near term. The Company does not believe it is subject to any unusual risk concentrations.

     As of December 31, 2004 the amount of reserve credit recorded for high deductibles on unpaid claims was $3.2 billion and the amount billed and recoverable on paid claims was $367.2 million, of which $21 million was non-admitted.

     The Company underwrites a significant concentration of its direct business with brokers.

     Guaranty fund receivables represent payments to various state insolvency funds which are recoupable against future premium tax payments in the respective states. Various states allow insurance companies to recoup assessments over a period of five to ten years.

     The Company's percentage of direct policyholder dividend participating policies is 0.05%. Policyholder dividends are accounted for on an incurred basis and the amount of policyholder dividends was $532,291 in 2004.

     The following balances comprise "Other Assets" in the accompanying Statement of Admitted Assets.

                                                         2004
                                                    --------------
     Guaranty funds receivable or on deposit        $   18,705,671
     Loss funds on deposit                              84,258,451
     Outstanding loss drafts                           277,641,408
     Accrued recoverables                                5,963,040
     Servicing carrier receivable                        6,453,194
     Other                                             (21,116,448)
                                                    --------------
     Other assets                                   $  371,905,316
                                                    --------------

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company routinely assesses the collectibility of its receivable balances and has established reserves for potential uncollectible premiums receivable due from agents' and reinsurance recoverable balances. The Company has established reserves of $103.9 million to cover any potential uncollectible balance, which are reported as a contra asset within "Other Assets" in the accompanying Statement of Admitted Assets.

10.  Contingencies

     Legal Proceedings:

     The Company is involved in various legal proceedings incident to the operation of its business. Such proceedings include claims litigation in the normal course of business involving disputed interpretations of policy coverage. Other proceedings in the normal course of business include allegations of underwriting errors or omissions, bad faith in the handling of insurance claims, employment claims, regulatory activity, and disputes relating to the Company's business ventures and investments.

     Other legal proceedings include the following:

     AIG, National Union Fire Insurance Company of Pittsburgh, Pa. (National Union), and American International Specialty Lines Insurance Company (AISLIC) have been named defendants (the AIG Defendants) in two putative class actions in state court in Alabama that arise out of the 1999 settlement of class and derivative litigation involving Caremark Rx, Inc. (Caremark). An excess policy issued by a subsidiary of AIG with respect to the 1999 litigation was expressly stated to be without limit of liability. In the current actions, plaintiffs allege that the judge approving the 1999 settlement was misled as to the extent of available insurance coverage and would not have approved the settlement had he known of the existence and/or unlimited nature of the excess policy. They further allege that the AIG Defendants and Caremark are liable for fraud and suppression for misrepresenting and/or concealing the nature and extent of coverage. In their complaint, plaintiffs request compensatory damages for the 1999 class in the amount of $3.2 billion, plus punitive damages. The AIG Defendants deny the allegations of fraud and suppression and have asserted, inter alia, that information concerning the excess policy was publicly disclosed months prior to the approval of the settlement. The AIG Defendants further assert that the current claims are barred by the statute of limitations and that plaintiffs' assertions that the statute was tolled cannot stand against the public disclosure of the excess coverage. Plaintiffs, in turn, have asserted that the disclosure was insufficient to inform them of the nature of the coverage and did not start the running of the statute of limitations. On January 28, 2005, the Alabama trial court determined that one of the current actions may proceed as a class action on behalf of the 1999 classes that were allegedly defrauded by the settlement. The AIG Defendants, and Caremark are seeking appellate relief from the Alabama Supreme Court. The AIG Defendants cannot now estimate either the likelihood of their prevailing in these actions, or the potential damages in the event liability is determined.

     On September 2, 2005 AIG sued Robert Plan Corporation, the agency, which services the Personal Lines Pool assigned risk business alleging the misappropriation of funds and other violations related to contractual arrangements. On September 27, 2005, Robert Plan Corporation countersued AIG for $370 million in disgorged profits and $500 million of punitive damages. Subsequently, the Company was named as a plaintiff in this case. The Company believes this lawsuit is without merit and intends to defend it vigorously.

     On October 14, 2004, the Office of the Attorney General of the State of New York (NYAG) brought a lawsuit challenging certain insurance brokerage practices related to contingent commissions. Neither AIG nor any of its subsidiaries is a defendant in that action, although two employees of the Company pleaded guilty in connection with the NYAG's investigation in October 2004 and two additional employees of the Company pleaded guilty in February 2005. AIG and the Company have cooperated, and will continue to cooperate, in the investigation. Regulators from several additional states have commenced investigations into the same matters, and the Company expects there will be additional investigations as well.

     In February 2005, AIG received subpoenas from the NYAG and the SEC relating to investigations into the use of non-traditional insurance products and certain assumed reinsurance transactions and AIG's accounting for such transactions. The United States Department of Justice and various state regulators are also investigating related issues. AIG and the Company have cooperated, and will continue to cooperate, in producing documents and other information in response to the subpoenas.

     A number of lawsuits have been filed regarding the subject matter of the investigations of insurance brokerage practices, including derivative actions, individual actions and class actions under the federal securities laws, Racketeer Influenced and Corrupt Organizations Act (RICO), Employee Retirement Income Security Act (ERISA) and state common and corporate laws in both federal and state courts.

     Between October 19, 2004 and August 1, 2005, AIG or its subsidiaries, including the Company, were named as a defendant in thirteen complaints that were filed in federal court and two that were originally filed in state court (Massachusetts and Florida) and removed to federal court. These cases generally allege that AIG and its subsidiaries violated federal and various state antitrust laws, as well as federal RICO laws, various state deceptive and unfair practice laws and certain state laws governing fiduciary duties. The alleged basis of these claims is that there was a conspiracy between insurance companies and insurance brokers with regard to the bidding practices for insurance coverage in certain sectors of the insurance industry. The Judicial Panel on Multidistrict Litigation entered an order consolidating most of these cases and transferring them to the United States District Court for the District of New Jersey. The remainder of these cases are in the process of being transferred to the District of New Jersey. On August 1, 2005, the plaintiffs in the multidistrict litigation filed a First Consolidated Amended

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     Commercial Class Action Complaint which names AIG, the Company, and the following additional AIG subsidiaries as defendants: AIU Insurance Company, National Union, AISLIC, American International Insurance Company, Birmingham Fire Insurance Company of Pennsylvania, Commerce and Industry Insurance Company, Lexington Insurance Company, National Union Fire Insurance Company of Louisiana, New Hampshire Insurance Company, The Hartford Steam Boiler Inspection and Insurance Company, and The Insurance Company of the State of Pennsylvania. Also on August 1, 2005, AIG, the Company, and AIG Life Insurance Company were named as defendants in a First Consolidated Amended Employee Benefits Complaint filed in the District of New Jersey that adds claims under ERISA. In addition, two complaints were filed against AIG, and AIG and Lexington Insurance Company, respectively, in Massachusetts state court, and one complaint was filed against AIG in Florida state court, making claims similar to those in the federal cases above.

     Various federal and state regulatory agencies are reviewing certain other transactions and practices of AIG and its subsidiaries, including the Company, in connection with industry-wide and other inquiries. It is possible that additional civil or regulatory proceedings will be filed.

     Various actions have been brought against AIG arising out of the liability of certain AIG subsidiaries, including the Company, for taxes, assessments, and surcharges for policies of workers compensation insurance written between 1985 and 1996.

     On May 18, 2005, the Office of Insurance Regulation (the OIR) of the State of Florida issued an Order (the Order) notifying 43 insurers within the AIG holding company system, including the Company, which are either authorized insurers or eligible surplus lines insurers in the State of Florida (the AIG Insurers) of an investigation to be made of the AIG Insurers. The Order requires the AIG Insurers to provide certain information about, and take certain steps with respect to, the "improper or inappropriate transactions" referenced in the March 30, 2005 and May 1, 2005 AIG press releases referenced in and attached to the Order. The Order cites several provisions of the Florida laws, including Section 624.404(3)(a) of the Florida Statutes which prohibits the continuance of authority to transact insurance in the State of Florida to any insurer the management, officers, or directors of which are found to be, among other things, untrustworthy. The Order was amended on June 10, 2005 to state that a number of the AIG Insurers, based on representations they made to the OIR, have complied with the Order. The amended Order also granted the remaining AIG Insurers an extension of 90 days, until September 6, 2005, to complete their response to certain aspects of the Order and provide the OIR with certain other requested information. On September 6, 2005, the OIR agreed that the Order would be again amended to grant the remaining AIG Insurers a further extension of 90 days, until December 5, 2005, in which to complete their response. The OIR indicated that this further extension is warranted in light of the continuing cooperation of the AIG Insurers with the OIR's investigation. A draft amended Order memorializing the extension is presently pending execution.

     AIG is also subject to various legal proceedings which have been disclosed in AIG's periodic filings under the Securities Exchange Act of 1934, as amended, in which the Company is not named as a party, but whose outcome may nonetheless adversely affect the Company's financial condition or results of operation.

     The Company cannot predict the outcome of the matters described above, estimate the potential costs related to these matters, or determine whether other AIG subsidiaries, including the Company, would have exposure to proceedings in which they are not named parties by virtue of their participation in an inter-company pooling arrangement and, accordingly, no reserve is being established in the Company's financial statements at this time. In the opinion of management, the Company's ultimate liability for the matters referred to above is not likely to have a material adverse effect on the Company's financial condition, although it is possible that the effect would be material to the Company's results of operations for an individual reporting period.

     Other Matters:

     The Company continues to receive indemnity claims asserting injuries from toxic waste, hazardous substances, asbestos and other environmental pollutants and alleged damages to cover the clean-up costs of hazardous waste dump sites (environmental claims). Estimation of environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques. Environmental claims development is affected by factors such as inconsistent court resolutions, the broadening of the intent of policies and scope of coverage and increasing number of new claims. The Company and other industry members have and will continue to litigate the broadening judicial interpretation of policy coverage and the liability issues. If the courts continue in the future to expand the intent of the policies and the scope of the coverage, as they have in the past, additional liabilities would emerge for amounts in excess of reserves held. This emergence cannot now be reasonably estimated, but could have a material impact on the Company's future operating results or financial position.

     The Company's environmental exposure arises from the sale of general liability, products liability or commercial multi peril liability insurance, or by assumption of reinsurance within these lines of business.

     The Company tries to estimate the full impact of the asbestos and environmental exposure by establishing full case basis reserves on all known losses and establishes bulk reserves for incurred but not reported losses (IBNR) and loss adjustment expenses based on management's judgment after reviewing all the available loss, exposure, and other information.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

     The Company's asbestos related losses and loss adjustment expenses (case &
     IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  290,476
       Incurred losses and loss adjustment expenses                      570,279
       Calendar year payments for losses and loss adjustment expense      77,549
                                                                      ----------
       Ending reserves                                                $  783,206
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $  103,263
       Incurred losses and loss adjustment expenses                      275,687
       Calendar year payments for losses and loss adjustment expense      30,688
                                                                      ----------
       Ending reserves                                                $  348,262
                                                                      ==========

     The Company's environmental related losses and loss adjustment expenses (case & IBNR) are as follows:

     (in thousands)
     --------------
                                                                         2004
                                                                      ----------
     Gross of Ceded Reinsurance:
       Beginning reserves                                             $  194,043
       Incurred losses and loss adjustment expenses                      111,080
       Calendar year payments for losses and loss adjustment expense      41,607
                                                                      ----------
       Ending reserves                                                $  263,516
                                                                      ==========
     Net of Ceded Reinsurance:
       Beginning reserves                                             $   80,833
       Incurred losses and loss adjustment expenses                       82,751
       Calendar year payments for losses and loss adjustment expense      21,559
                                                                      ----------
       Ending reserves                                                $  142,025
                                                                      ==========

     Management believes that the reserves carried for the asbestos and environmental claims at December 31, 2004 are adequate as they are based on known facts and current law. AIG continues to receive claims asserting injuries from toxic waste, hazardous substances, and other environmental pollutants and alleged damages to cover the cleanup costs of hazardous waste dump sites (hereinafter collectively referred to as environmental claims) and indemnity claims asserting injuries from asbestos. Estimation of asbestos and environmental claims loss reserves is a difficult process, as these claims, which emanate from policies written in 1984 and prior years, cannot be estimated by conventional reserving techniques.

     In the ordinary course of business, the Company enters into structured settlements to settle certain claims. Structured settlements involve the purchase of an annuity to fund future claim obligations. In the event the life insurers supplying the annuity on certain structured settlements, are unable to meet their obligations, the Company would be liable for the payments of benefits. The Company has never incurred a loss and there has been no default by any of the life insurers included in the transactions. Management believes that based on the financial strength of the life insurers involved the likelihood of a loss is remote. Certain annuities are purchased from affiliates of the Company.

     Loss Reserves Eliminated By Annuities    Unrecorded Loss Contingencies

                 $665,100,000                          $649,400,000

     As part of its private equity portfolio investment, as of December 31, 2004 the Company may be called upon for an additional capital investment of up to $319.3 million. The Company expects only a small portion will be called during 2005.

                         American Home Assurance Company
        Notes to Statutory Basis Financial Statements for the year ended
                                December 31, 2004

11.  Liability for Unpaid Losses and Loss Adjustment Expenses

     Activity in the liability for unpaid claims and claim adjustment expenses is summarized as follows:

(in thousands)
     --------------
                                                              2004
                                                         -------------
     Net Balance at January 1                            $  13,824,608
       Less reinsurance recoverable                          7,436,153
                                                         -------------
                                                             6,388,455

     Incurred related to:
       Current year                                          4,654,796
       Prior years                                           1,702,614
                                                         -------------
     Total incurred                                          6,357,410
                                                         -------------
     Paid related to:
       Current year                                            933,937
       Prior years                                           2,454,129
                                                         -------------
    Total paid                                               3,388,066
                                                         -------------

     Net Balance at December 31                              9,357,799
       Plus unpaid losses and LAE recoverable                6,094,528
                                                         -------------
                                                         $  15,452,327
                                                         =============

     Due to SSAP No. 3 "Correction of an Error", the incurred figures do not agree with the company financial statement (underwriting and investment exhibit). The figures are presented in accordance with the Company's Schedule P treatment.

     Estimated ultimate incurred losses and loss adjustment expenses attributable to insured events of prior years has increased by $868,784,000 in calendar years 2004. This increase was generally the result of actual loss emergence in the 2004 as well as ongoing analysis of recent loss development trends.

     Unpaid losses and loss adjustment expenses have been reduced by anticipated salvage and subrogation in the amount of approximately $161,123,000 at December 31, 2004.

12.  Subsequent Events (Unaudited)

     In late August 2005, a category 4 hurricane, Katrina hit the central gulf coast area and New Orleans, Louisiana. The Company has estimated its potential pre-tax loss exposure for Hurricane Katrina, including cost of reinstatements to be $60.3 million.

     On October 15, 2005, the Company entered into a Capital Maintenance Agreement (CMA) with its ultimate Parent, AIG. The CMA requires a capital contribution to the Company in the event its 2004 surplus drops below its currently filed level, or its RBC ratio drops below 200% of Authorized Control Level for 2004, each as determined by the Company's domiciliary regulator. The CMA expires 12 months after issuance. The Parent Company is currently considering an additional capital contribution.

                                                                               :

                          PART C -- OTHER INFORMATION

Item 24. Financial Statements and Exhibits

(a) Financial Statements


The following financial statements are incorporated by reference or included herein, as indicated below, to this Registration Statement:



Consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004 and financial statements of Variable Separate Account at December 31, 2004, and for each of the two years in the period ended December 31, 2004 are incorporated by reference to Form N-4, Post-Effective Amendment No. 8 under the Securities Act of 1933 and Amendment No. 9 under the Investment Company Act of 1940, File Nos. 333-66114 and 811-03859, filed on April 29, 2005, Accession No. 0000950129-05-004368.



The statutory statement of admitted assets, liabilities, capital and surplus of American Home Assurance Company as of December 31, 2004, and the related statutory statements of income and changes in capital and surplus and of cash flow for the year then ended are included herein.


(b) Exhibits



(1)      Resolutions Establishing Separate Account                                     *
(2)      Custody Agreements                                                            Not Applicable
(3)      (a)   Form of Distribution Contract                                           **
         (b)   Form of Selling Agreement                                               **
(4)      (a)   Variable Annuity Contract                                               ***
         (b)   Endorsement                                                             * * * *
         (c)   Capital Protector Endorsement                                           +++
         (d)   Guaranteed Minimum Withdrawal  Endorsement                              ++++
         (e)   Optional Guaranteed Minimum Withdrawal  Maximum Anniversary
               Value Endorsement                                                       ##
(5)      (a)   Application for Contract                                                ***
         (b)   Participant Enrollment Form                                             ***
(6)      Corporate Documents of Depositor
         (a)   Amended and Restated Articles of Incorporation of Depositor
               dated December 19, 2001                                                 ****
               (a)(i)  Articles of Amendment to the Amended and Restated
                       Articles of Incorporation dated September 30, 2002              ++
         (b)   Amended and Restated By-Laws of Depositor dated December 19, 2001       ****
(7)      Reinsurance Contract                                                          Not Applicable
(8)      Material Contracts
         (a)   Anchor Series Trust Form of Fund Participation Agreement                *
         (b)   SunAmerica Series Trust Form of Fund Participation Agreement            *
         (c)   WM Variable Trust Form of Fund Participation Agreement                  **
         (d)   Van Kampen Form of Fund Participation Agreement                         ***
 (9)     (a)   Opinion of Counsel and Consent of Depositor                             ***
         (b)   Opinion of Counsel and Consent of Sullivan & Cromwell LLP,
               Counsel to American Home Assurance Company                              ###
(10)     Consent of Independent Registered Public Accounting Firm                      Filed Herewith
(11)     Financial Statements Omitted from Item 23                                     Not Applicable
(12)     Initial Capitalization Agreement                                              Not Applicable
(13)     Other
         (a)   Diagram and Listing of All Persons Directly or Indirectly
               Controlled By or Under Common Control with AIG SunAmerica, the
               Depositor of Registrant                                                 +++++
         (b)   Power of Attorney                                                       +
         (c)   Support Agreement of American International Group, Inc.                 #
         (d)   General Guarantee Agreement by American Home Assurance Company          #



------------
* Incorporated by reference to Initial Registration Statement, File Nos. 333-25473 and 811-03859, filed on April 18, 1997, Accession No.
        0000950148-97-000989.

** Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-58314 and 811-03859, filed on July 2, 2001,
        Accession No. 0000912057-01-522334.

*** Incorporated by reference to Pre-Effective Amendment No. 1 and Amendment No. 1, File Nos. 333-66114 and 811-03859, filed on October 25, 2001,
        Accession No. 0000950148-01-502065.

**** Incorporated by reference to Post-Effective Amendment No. 1 and Amendment No. 2, File Nos. 333-66114 and 811-03859, filed on April 29, 2002, Accession No. 0000950148-02-001109.

+ Incorporated by reference to Initial Registration Statement, File Nos. 333-66114 and 811-03859, filed on July 27, 2001, Accession No.
        0000950148-01-501306.

++ Incorporated by reference to Post-Effective Amendment No. 2 and Amendment No. 3, File Nos. 333-66114 and 811-03859, filed on April 16, 2003, Accession No. 0000950148-03-00897.

+++ Incorporated by reference to Post-Effective Amendment No. 3 and Amendment No. 4, File Nos. 333-66114 and 811-03859, filed on September 26, 2003, Accession No. 0000950148-03-002369.

++++ Incorporated by reference to Post-Effective Amendment No. 4 and Amendment No. 5, File Nos. 333-66114 and 811-03859, filed on April 19, 2004, Accession No. 0000950148-04-000757.

+++++ Incorporated by reference to Post-Effective Amendment No. 8 and Amendment No. 9, File Nos. 333-66114 and 811-03859, filed on April 29, 2005, Accession No. 0000950129-05-004368.

# Incorporated by reference to Post-Effective Amendment No. 9 and Amendment No. 10, File Nos. 333-66114 and 811-03859, filed on August 12, 2005, Accession No. 0000950129-05-008183.

## Incorporated by reference to Post-Effective Amendment No. 20 and Amendment No. 22, File Nos. 333-58234 and 811-03859, filed on September 20, 2005, Accession No. 0000950129-05-009343.

### Incorporated by reference to Post-Effective Amendment No. 18 and Amendment No. 22, File Nos. 333-67685 and 811-07727, filed on October 21, 2005, Accession No. 0000950134-05-019473.

Item 25. Directors and Officers of the Depositor


(a) The officers and directors of AIG SunAmerica Life Assurance Company, Depositor, are listed below. Their principal business address is 1 SunAmerica Center, Los Angeles, California 90067-6022, unless otherwise noted.



NAME                      POSITION
-----------------------   -----------------------------------------------------------
Jay S. Wintrob            Director, Chief Executive Officer
Jana W. Greer  (1)        Director and President
James R. Belardi          Director and Senior Vice President
Marc H. Gamsin            Director and Senior Vice President
N. Scott Gillis  (1)      Director, Senior Vice President and Chief Financial Officer
Gregory M. Outcalt        Senior Vice President
Edwin R. Raquel  (1)      Senior Vice President and Chief Actuary
Christine A. Nixon        Senior Vice President and Secretary
Stewart R. Polakov  (1)   Senior Vice President and Controller
Michael J. Akers  (2)     Senior Vice President
Mallary L. Reznik         Vice President
Edward T. Texeria  (1)    Vice President
Stephen Stone  (1)        Vice President
Virginia N. Puzon         Assistant Secretary



--------------
(1) Principal business address is 21650 Oxnard Street, Woodland Hills, CA 91367



(2) Principal business address is 2929 Allen Parkway, Houston, TX 77019


Item 26. Persons Controlled By or Under Common Control with Depositor or Registrant


The Registrant is a separate account of AIG SunAmerica Life (Depositor). Depositor is a subsidiary of American International Group, Inc. ("AIG"). For a complete listing and diagram of all persons directly or indirectly controlled by or under common control with the Depositor or Registrant, see Exhibit 13(a). An organizational chart for AIG can be found in Form 10-K, SEC file number 001-08787, Accession Number 0000950123-05-006884 filed May 31, 2005.


Item 27. Number of Contract Owners


As of September 1, 2005, the number of WM Diversified Strategies III contracts funded by Variable Separate Account was 6,538 of which 1,693 were qualified contracts and 4,845 were non-qualified contracts.


Item 28. Indemnification


Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.



AIG SunAmerica Life Assurance Company


Section 10-851 of the Arizona Corporations and Associations law permits the indemnification of directors, officers, employees and agents of Arizona corporations. Article Eight of the Company's Restated Articles of Incorporation, as amended and restated (the "Articles") and Article Five of the Company's By-Laws ("By-Laws") authorize the indemnification of directors and officers to the full extent permitted by the laws, including the advance of expenses under the procedures set forth therein. In addition, the Company's officers and directors are covered by certain directors' and officers' liability insurance policies maintained by the Company's parent. Reference is made to section 10-851 of the Arizona Corporations and Associations Law, Article Eight of the Articles, and Article Five of the By-Laws.

Additionally, pursuant to the Distribution Agreement filed as Exhibit 3(a) to this Registration Statement, Depositor has agreed to indemnify and hold harmless WM Funds Distributor, Inc. ("Distributor") for damages and expenses arising out of (1) any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Depositor in conjunction with the offer and sale of the contracts, or Depositor's failure to comply with applicable law or other material breach of the Distribution Agreement. Likewise, the Distributor has agreed to indemnify and hold harmless Depositor and its affiliates, including its officers, directors and the separate account, for damages and expenses arising out of any untrue statement or alleged untrue statement of a material fact contained in materials prepared by Distributor in conjunction with the offer and sale of the contracts, or Distributor's failure to comply with applicable law or other material breach of the Distribution Agreement.

Pursuant to the Selling Agreement, a form of which was filed as Exhibit 3(b) to this Registration Statement, Depositor and Distributor are generally indemnified by selling broker/dealers firms from wrongful conduct or omissions in conjunction with the sale of the contracts.

Item 29. Principal Underwriter

(a) WM Funds Distributor, Inc., 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, acts as distributor for the following investment companies:

        AIG SunAmerica Life Assurance Company - Variable Separate Account First SunAmerica Life Insurance Company - FS Variable Separate Account American General Life Insurance Company - Separate Account D
        WM Trust I
        WM Trust II
        WM Strategic Asset Management Portfolios, LLC
        WM Variable Trust

(b) The principal business address for the directors and officers below is 1201 Third Avenue, 22nd Floor, Seattle, Washington 98101, unless otherwise noted:

        Officer/Directors                     Position
        ------------------------------------------------------------------------
        Michael L. Amato          Director
        Mike E. Brandeberry       Director
        Melissa R. Martinez       Director
        William G. Papesh         Director, President
        Scott Pelkola             Director
        Gary J. Pokrzywinski      Director
        Debra C. Ramsey           Director, Senior Vice President
        Scott McIntyre            Senior Vice President
        Jeffrey Place             Senior Vice President
        Diane P. Novak            Senior Vice President
        Debra C. Ramsey           Senior Vice President
        Alex Ghazanfari           Chief Compliance Officer, First Vice President
        David M. Williams         Chief Financial Officer, Treasurer, First Vice
                                  President
        Sharon L.  Howells        Corporate Secretary, First Vice President
        Russell J. Adams          First Vice President
        John T. West              First Vice President
        Barbara A. Burgat         Vice President


(c) WM Funds Distributor, Inc. retains no compensation or commissions from the Registrant.


Item 30. Location of Accounts and Records

All of the accounts, books, records or other documents required to be kept by
Section 31(a) of the Investment Company Act of 1940 and its rules are maintained by Depositor at 21650 Oxnard Ave., Woodland Hills, California 91367.

Item 31. Management Services

Not Applicable.

Item 32. Undertakings

General Representations



The Registrant and its Depositor are relying upon Rule 6c-7 of the Investment Company Act of 1940 with respect to annuity contracts offered as funding vehicles to participants in the Texas Optional Retirement Program, and the provisions of Paragraphs (a) - (d) of the Rule have been complied with.



The Registrant hereby represents that it is relying on the No-Action Letter issued by the Division of Investment Management to the American Council of Life Insurance dated November 28, 1988 (Commission Ref. No. IP-6-88). Registrant has complied with conditions one through four on the No-Action Letter.



Depositor represents that the fees and charges to be deducted under the Contracts described in the prospectus contained in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Depositor in accordance with Section 26(f)(2)(A) of the Investment Company Act of 1940.



Undertakings of the Registrant



Registrant undertakes to: (a) file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted; (b) include either (1) as part of any application to purchase a contract offered by the prospectus forming a part of the Registration Statement, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information; and (c) deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-4 promptly upon written or oral request.



Undertakings of the Depositor




During any time there are insurance obligations outstanding and covered by the guarantee issued by the American Home Assurance Company ("American Home Guarantee Period"), filed as an exhibit to this Registration Statement (the "American Home Guarantee"), the Depositor hereby undertakes to provide notice to contract owners promptly after the happening of significant events related to the American Home Guarantee.



These significant events include: (i) termination of the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; (ii) a default under the American Home Guarantee that has a material adverse effect on the contract owner's rights under the American Home Guarantee; or (iii) the insolvency of American Home Assurance Company ("American Home").



Depositor hereby undertakes during the American Home Guarantee Period to cause Registrant to file post-effective amendments to this Registration Statement as frequently as is necessary to ensure that the audited financial statements of American Home in the Registration Statement are current and to cause Registrant to include as an exhibit to this Registration Statement the consent of the independent registered public accounting firm of American Home regarding such financial statements.



During the American Home Guarantee Period, the Depositor hereby undertakes to include in the prospectus to contract owners, an offer to supply the Statement of Additional Information which shall contain current financial statements of American Home, free of charge upon a contract owner's request.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, VARIABLE SEPARATE ACCOUNT certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused these Post-Effective Amendment No. 10 and Amendment No. 11 to be signed on its behalf by the undersigned, in the City of Los Angeles, and the State of California, on this 24th day of October, 2005.


                                VARIABLE SEPARATE ACCOUNT
                                (Registrant)

                                By: AIG SUNAMERICA LIFE ASSURANCE COMPANY

                                By: /s/ JAY S. WINTROB
                                    ------------------------------------------
                                    JAY S. WINTROB, CHIEF EXECUTIVE OFFICER

                                By: AIG SUNAMERICA LIFE ASSURANCE COMPANY
                                (Depositor)

                                By: /s/ JAY S. WINTROB
                                    -------------------------------------------
                                    JAY S. WINTROB, CHIEF EXECUTIVE OFFICER


 SIGNATURE                                               TITLE                         DATE
 ---------                                               -----                         ----
                                                Chief Executive Officer,         October 24, 2005
*JAY S. WINTROB                                        & Director
------------------------------               (Principal Executive Officer)
JAY S. WINTROB

*JAMES R. BELARDI                                       Director                 October 24, 2005
------------------------------
JAMES R. BELARDI

*MARC H. GAMSIN                                         Director                 October 24, 2005
------------------------------
MARC H. GAMSIN

*N. SCOTT GILLIS                                 Senior Vice President,          October 24, 2005
______________________________             Chief Financial Officer & Director
N. SCOTT GILLIS                              (Principal Financial Officer)

*JANA W. GREER                                          Director                 October 24, 2005
------------------------------
JANA W. GREER

*STEWART R. POLAKOV                              Senior Vice President           October 24, 2005
______________________________                        & Controller
STEWART R. POLAKOV                           (Principal Accounting Officer)

/s/ MALLARY L. REZNIK                               Attorney-in-Fact             October 24, 2005
------------------------------
*MALLARY L. REZNIK

American Home Assurance Company has caused this amended Registration Statement to be signed on its behalf by the undersigned, in the City of New York, and the State of New York, on this 24th day of October, 2005.



[SEAL]




                                        By: AMERICAN HOME ASSURANCE COMPANY



Attest: /s/  ELIZABETH M. TUCK          By: /s/ ROBERT S. SCHIMEK
        ----------------------              ----------------------------
        ELIZABETH M. TUCK                   ROBERT S. SCHIMEK,
        SECRETARY                           SENIOR VICE PRESIDENT AND TREASURER



/s/ M. BERNARD AIDINOFF                       Director                       October 24, 2005
----------------------------
M. BERNARD AIDINOFF

/s/ STEVEN JAY BENSINGER                      Director                       October 24, 2005
----------------------------
STEVEN JAY BENSINGER

/s/ JOHN QUINLAN DOYLE                Director and President                 October 24, 2005
----------------------------
JOHN QUINLAN DOYLE

/s/ JEFFREY L. HAYMAN                         Director                       October 24, 2005
----------------------------
JEFFREY L. HAYMAN

/s/ DAVID LAWRENCE HERZOG                     Director                       October 24, 2005
----------------------------
DAVID LAWRENCE HERZOG

/s/ ROBERT EDWARD LEWIS                       Director                       October 24, 2005
----------------------------
ROBERT EDWARD LEWIS

/s/ KRISTIAN PHILIP MOOR              Director and Chairman                  October 24, 2005
----------------------------
KRISTIAN PHILIP MOOR

/s/ WIN JAY NEUGER                            Director                       October 24, 2005
----------------------------
WIN JAY NEUGER

/s/ ERNEST THEODORE PATRIKIS                  Director                       October 24, 2005
----------------------------
ERNEST THEODORE PATRIKIS

/s/ ROBERT MICHAEL SANDLER                    Director                       October 24, 2005
----------------------------
ROBERT MICHAEL SANDLER

/s/ ROBERT S. SCHIMEK              Director, Senior Vice President           October 24, 2005
----------------------------               and Treasurer
ROBERT S. SCHIMEK

/s/ NICHOLAS SHAW TYLER                       Director                       October 24, 2005
----------------------------
NICHOLAS SHAW TYLER

/s/ NICHOLAS CHARLES WALSH                    Director                       October 24, 2005
----------------------------
NICHOLAS CHARLES WALSH

                                 EXHIBIT INDEX


EXHIBIT NO.    DESCRIPTION
-----------    -----------
(10)           Consent of Independent Registered Public Accounting Firm